STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

SCUDDER VIT FUNDS

•	Equity 500 Index Fund

•	Small Cap Index Fund

•	EAFE® Equity Index Fund

Scudder Investments VIT Funds is comprised of several funds. Each fund listed above (each, a “Fund” and together, the “Funds”) is a series of the Trust. This Statement of Additional Information describes the Funds’ Shares.

The Trust’s legal name changed from Deutsche Asset Management VIT Funds to Scudder Investments VIT Funds effective May 19, 2003.

The Funds sell shares to separate accounts of various insurance companies and may also sell to certain tax qualified plans (the “Companies”). Shares of the Funds are available to the public only through the purchase of certain variable annuity and variable life insurance contracts and tax qualified plans (“Contract(s)”) issued by the Companies. The investment advisor of the Funds is Deutsche Asset Management, Inc. (the “Advisor” or “DeAM, Inc.”). Northern Trust Investments, N.A. (“NTI”) is the investment sub-advisor for each Fund. DeAM, Inc. and NTI collectively are referred to as the “Advisors.” The distributor of the Funds’ shares is PFPC Distributors, Inc. (the “Distributor”).

The Prospectus for each Fund, dated May 1, 2004, provides the basic information investors should know before investing. This Statement of Additional Information (“SAI”), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectuses. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in each Fund’s Prospectus. The financial statements for each Fund for the fiscal year ended December 31, 2003, are incorporated herein by reference to the Annual Report to shareholders for each Fund dated December 31, 2003. A copy of each Fund’s Annual Report may be obtained without charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus.

DEUTSCHE ASSET MANAGEMENT, INC.

Investment Advisor of each Fund

345 Park Avenue

New York, NY 10154

NORTHERN TRUST INVESTMENTS, N.A.

Investment Sub-Advisor of each Fund

50 South LaSalle Street

Chicago, IL 60675

PFPC DISTRIBUTORS, INC.

Distributor

760 Moore Road

King of Prussia, Pennsylvania 19406

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of each Fund’s investment objective. There can, of course, be no assurance that any Fund will achieve its investment objective(s).

Equity 500 Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), which emphasizes stocks of large US companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index.

Small Cap Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Index, which emphasizes stocks of small US companies. Under normal circumstances, the Fund will invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index.

EAFE® Equity Index Fund seeks to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE®) Index (the “EAFE® Index”), which emphasizes stocks of companies in major markets in Europe, Australasia and the Far East. Under normal circumstances, the Fund intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the EAFE® Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the EAFE® Index.

The following is a discussion of the various types of securities and investment strategies employed by each Fund. Unless otherwise indicated, the Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future. If a Fund’s investment in a particular type of security is limited to a certain percentage of the Fund’s assets, that percentage limitation is listed in the chart. Following the chart, there is a description of how each type of security and investment strategy may be used by the Funds.

Summary of Investment Practices

INVESTMENT PRACTICE	Small Cap Index Fund	Equity 500 Index Fund	EAFE® Equity Index Fund

KEY TO TABLE:

■       Permitted without stated limit

☐       Permitted without stated limit, but not expected to be used to a significant extent

X        Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

EQUITY SECURITIES

Common Stock	■	■	■

Warrants Listed on NYSE & ASE	5%	X	5%

Warrants Not Listed on NYSE & ASE	2%	X	2%

Preferred Stock	■	■	■

Convertible Securities	■	■	■

Small Capitalization Stocks	At least 80%	X	At least 80%
Medium Capitalization Stocks		At least 80%
Large Capitalization Stocks	X

SECURITIES OF NON-U.S. ISSUERS

Foreign Corporate Debt Securities	☐	☐	☐

Foreign Government Debt Securities	☐	☐	☐

American, European, Global and International Depositary Receipts	☐	☐	☐

Investments in Emerging Markets	X	X	☐

FIXED INCOME SECURITIES & MONEY MARKET INSTRUMENTS

Short-Term Instruments	☐	☐	☐

Obligations of Banks and Other Financial Institutions	☐	☐	☐

Certificates of Deposit and Bankers’ Acceptances	☐	☐	☐

Commercial Paper	☐	☐	☐

Variable Rate Securities	☐	☐	☐

U.S. Government Securities	☐	☐	☐

Custodial Receipts	☐	☐	☐

Inverse Floating Rate Securities	☐	☐	☐

Lower-Rated Debt Securities	☐	☐	☐

Put Bonds	☐	☐	☐

INVESTMENT PRACTICE	Small Cap Index Fund	Equity 500 Index Fund	EAFE® Equity Index Fund

KEY TO TABLE:

■       Permitted without stated limit

☐        Permitted without stated limit, but not expected to be used to a significant extent

X      Not permitted

20% Italic type (e.g. 20%) represents an investment limitation as a percentage of net fund assets; does not indicate actual use

20% Roman type (e.g. 20%) represents an investment limitation as a percentage of total fund assets; does not indicate actual use

DERIVATIVE SECURITIES (OPTIONS)

Options on Securities

Options on Securities Indices	15%	15%	☐

Options on Non-US Securities Indices	X	X	☐

Spreadlocks	☐	X	☐

DERIVATIVE SECURITIES (FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS)

Futures Contracts

Futures Contracts on Securities Indices	5% Net	5% Net	5% Net

Options on Futures Contracts (including Contracts on Security Indices)	5% Net	5% Net	5% Net

Purchase protective puts	☐	☐	☐

DERIVATIVE SECURITIES

Swaps	10%	X	10%

Hedging Strategies	☐	☐	☐

CURRENCY MANAGEMENT

Currency Exchange Transactions	☐	☐	☐

Forward Currency Exchange Contracts	☐	☐	☐

Options on Foreign Currencies	X	X	☐

OTHER INVESTMENTS AND INVESTMENT PRACTICES

Illiquid Securities	15% Net	15% Net	15% Net

When-Issued and Delayed Delivery Securities	15%	15%	15%

Repurchase Agreements	☐	☐	☐

Reverse Repurchase Agreements	☐	☐	☐

Lending of Portfolio Securities	30%	30%	30%

Other Investment Companies	10%	10%	10%

Temporary Defensive Investments	X	X	X

Russell 2000 Index	At least 80%

Morgan Stanley Capital International EAFE® Index			At least 80%

S&P 500 Index		At least 80%

Investment Policies

The following is a discussion of the various investments of and techniques employed by each Fund. Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below.

Equity Securities

General. Each Fund invests in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market as well as certain restricted or unlisted securities. As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.

Common Stocks. Common stocks, the most familiar type of equity securities, represent an equity (i.e., ownership) interest in a corporation. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition as well as changes in overall market and economic conditions. This affects the value of the shares of each Fund and thus the value of your investment. Smaller companies are especially sensitive to these factors.

Preferred Stock. Preferred stock has a preference (i.e., ranks higher) in liquidation (and generally dividends) over common stock but is subordinated (i.e., ranks lower) in liquidation to fixed income securities. Dividends on preferred stock may be cumulative, and in such cases, all cumulative dividends usually must be paid prior to dividend payments to common stockholders. Because of this preference, preferred stocks generally entail less risk than common stocks. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights moves inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (e.g., common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.

Preferred stocks are also subject to the same types of credit risks as corporate bonds. In addition, because preferred stock is subordinate to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), although there is no minimum rating that a preferred stock must have to be an eligible investment for the Funds. Generally, however, the preferred stocks in which the Funds invest will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s ratings with respect to preferred stocks do not purport to indicate the future status of payments of dividends.

Warrants. Each Fund except the Equity 500 Index Fund may invest in warrants with respect to 5% of its assets (2% with respect to warrants not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange). Warrants are securities that give the holder the right but not the obligation to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a specified period (or in perpetuity). Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus is a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security, and can result in a complete loss of the amount invested in the warrant.

While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, changes in the market value of a warrant may not necessarily correlate with that of the underlying security. A warrant ceases to have value if it is not exercised prior to the expiration date, if any, to which the warrant is subject. The purchase of warrants involves a risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Also, warrants do not entitle the holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.

Convertible Securities. A convertible security is a bond or preferred stock that may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation’s capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream—generally higher in yield than the income derived from a common stock but lower than that afforded by a non-convertible debt security—a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Medium- and Small-Capitalization Stocks. Each Fund may invest in medium-capitalization stocks, and the Small Cap Index Fund and EAFE® Equity Fund may invest in small-capitalization stocks. Historically, medium- and small-capitalization stocks have been more volatile in price than the larger-capitalization stocks included in the S&P 500 Index. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of medium- and small-size companies to changing economic conditions. In addition to exhibiting greater volatility, medium- and small-size company stocks may fluctuate independently of larger company stocks. Medium- and small-size company stocks may decline in price as larger company stocks rise, or rise in prices as large company stock decline.

Non-US Securities

General. To the extent that a Fund invests in non-US securities, the value of each Fund’s investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the US economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. In general, less information is publicly available with respect to non-US issuers than is available with respect to US companies. Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States. Any foreign investments made by the Fund must be made in compliance with US and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Because non-US securities generally are denominated and pay dividends or interest in foreign currencies, and a Fund may hold various foreign currencies from time to time, the value of the net assets of a Fund as measured in US dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, a Fund’s currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of a Fund’s currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, each Fund is authorized to enter into certain foreign currency exchange transactions.

In addition, while the volume of transactions effected on foreign securities exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, the Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of US issuers. Moreover, the settlement periods for non-US securities, which are often longer than those for securities of US issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Investments in American, European, Global and International Depository Receipts. The Funds may invest in non-US securities in the form of ADRs, EDRs, GDRs and International Depository Receipts (“IDRs”) or other similar securities representing ownership of securities of non-US issuers held in trust by a bank or similar financial institution. ADRs are receipts typically issued by a US bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and IDRs are receipts issued in Europe typically by non-US banking and trust companies that evidence ownership of either foreign or US securities. GDRs are receipts issued by either a US or non-US banking institution evidencing ownership of the underlying non-US securities. Generally, ADRs, in registered form, are designed for use in US securities markets and EDRs, GDRs and IDRs, in bearer form, are designed for use in European and international securities markets. An ADR, EDR, GDR or IDR may be denominated in a currency different from the currency in which the underlying foreign security is denominated. ADRs, EDRs, GDRs and IDRs are alternatives to the purchase of the underlying securities in their national markets and currencies, but are subject to the same risks as the non-US securities to which they relate.

Foreign Securities: Special Considerations Concerning the Pacific Basin. The EAFE® Equity Index Fund invests in securities denominated in currencies of Asian countries. Accordingly, changes in the value of these currencies against the US dollar will result in corresponding changes in the US dollar value of the Fund’s assets denominated in those currencies. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the United States and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. The EAFE® Equity Index Fund’s inability to dispose fully and promptly of positions in declining markets will cause the Fund’s net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations.

Investing in Emerging Markets. EAFE® Equity Index Fund’s investments in foreign securities may be in developed countries or in countries considered by the Advisor to have developing or “emerging” markets, which involves exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for the Fund’s assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, the Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The portfolio management team believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

In the course of investment in emerging markets, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause the Fund to suffer a loss of value in respect of the securities in the Fund’s portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although the fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US. Mail service between the US and foreign countries may be slower or less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect the Fund’s investments in those countries. Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The Fund’s ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer’s willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by the Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. The Fund’s net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The portfolio management team will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Some of these countries in recent years have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect the Fund’s assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that an emerging markets issuer receives payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Fixed Income Securities and Money Market Instruments

General. The Funds may invest in a broad range of domestic and foreign fixed income (debt) securities. Fixed income securities, including (but not limited to) bonds, are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values.

The value of fixed income securities in a Fund generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

In periods of declining interest rates, the yield (the income generated over a stated period of time) of a Fund that invests in fixed income securities may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of a Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate.

Repurchase Agreements. Each Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for the Funds to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for the Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Short-Term Instruments. When a Fund experiences large cash inflows, for example, through the sale of securities, and desirable equity securities that are consistent with the Fund’s investment objective, are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated AA or higher by S&P or Aa or higher by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.

Obligations of Banks and Other Financial Institutions. At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

The Funds may invest in US dollar-denominated fixed rate or variable rate obligations of US or foreign financial institutions, including banks. Obligations of domestic and foreign financial institutions in which the Funds may invest include (but are not limited to) certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other US dollar-denominated instruments issued or supported by the credit of US or foreign financial institutions, including banks.

For purposes of the Funds’ investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of US banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor deems the instruments to present minimal credit risk, the Funds may invest in obligations of foreign banks or foreign branches of US banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia.

Investments in these obligations may entail risks that are different from those of investments in obligations of US domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, difficulty or inability of pursuing legal remedies and obtaining judgments in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of US banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards that those applicable to domestic branches of US banks.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper. Each Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Funds must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Commercial paper when purchased by the Funds must be rated in the highest short-term rating category by any two nationally recognized statistical rating organizations (or one nationally recognized statistical rating organization (“NRSRO”) if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Advisor to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.

Each Fund may also invest in variable rate master demand notes. A variable-rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

For a description of commercial paper ratings, see the Appendix to this SAI.

At the time the Funds invest in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated AA or higher by S&P or Aa or higher by Moody’s or outstanding commercial paper or bank obligations rated A-1 by S&P or Prime-1 by Moody’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Advisor. These instruments may be denominated in US dollars or in foreign currencies.

US Government Securities. Each Fund may invest in obligations issued or guaranteed by the US government and that are direct obligations of the US Treasury. Included among direct obligations of the US are Treasury Bills,

Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance.

Each Fund may also invest in separately traded principal and interest component of securities guaranteed or issued by the US government or its agencies, instrumentalities or sponsored enterprises if such components trade independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”) or any similar program sponsored by the US government. STRIPS are sold as zero coupon securities.

Fixed Income Security Risk. Fixed income securities expose a Fund to five types of risk: (1) Interest rate risk is the potential for fluctuations in bond prices due to changing interest rates; (2) Income risk is the potential for a decline in a Fund’s income due to falling market interest rates; (3) Credit risk is the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund; (4) Prepayment risk or call risk is the likelihood that, during period of falling interest rates, securities with high stated interest rates will be prepaid (or “called”) prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates; and (5) extension risk is the risk that as interest rates increase, slower than expected principal payments could extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the securities duration and reducing the value of the security.

Derivative Securities

General. Each Fund may invest in various instruments that are commonly known as “derivatives.” Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Advisor will use derivatives only in circumstances where they offer the most efficient means of improving the risk/reward profile of the Fund and when consistent with the Fund’s investment objective and policies. The use of derivatives for non-hedging purposes may be considered speculative.

The Funds’ investment in options, futures or forward contracts, swaps and similar strategies (collectively, “derivatives”) depends on the Advisor’s judgment as to the potential risks and rewards of different types of strategies. Derivatives can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an inopportune time or judges price trends incorrectly, derivative strategies may lower the Funds’ returns. A Fund could also experience losses if the prices of its derivative positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to a Fund in the event of default by the other party to the contract.

Derivative Securities: Options

Options on Securities. Each Fund may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund. All options written by the Funds are “covered.”

A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

A put option written by a Fund is “covered” when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” A Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. When the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund’s portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Each Fund may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If a Fund cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Funds may purchase and sell options traded on recognized foreign exchanges. The Funds may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Fund’s Trustees. Unless the Board of Trustees conclude otherwise, each Fund intends to treat OTC options as not readily marketable and therefore subject to each Fund’s 15% limit on investments in illiquid securities.

Options on Securities Indices. Each Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100 Index. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Each Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading such options is no greater than the risk of trading options on securities.

As discussed in “Options on Securities,” a Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. A Fund would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in “Options on Securities,” a Fund would normally purchase “protective puts” in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. A Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

EAFE® Equity Index Fund may, to the extent allowed by Federal and state securities laws, invest in non-U.S. securities indices instead of investing directly in individual foreign securities.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if the Advisor believes the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless the Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisor may be forced to liquidate portfolio securities to meet settlement obligations. Each Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

In addition, the hours of trading for options on securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Spreadlocks. The Small Cap Index and EAFE® Equity Index Funds may enter into spreadlocks. A spreadlock is a form of swap contract that involves an exchange of a one time cash payment based on a specific financial index between the Fund and another party. A spreadlock allows an interest rate swap user to lock in the forward differential between the interest rate swap rate and the yield of the government bond underlying the swap. Essentially, a spreadlock allows the investor to buy or sell the spread forward by entering into a forward contract on the swap spread (i.e., the spread between the government yield and the swap rate (or yield)) for a given maturity. The price of a spreadlock is determined by the yield spread between a forward starting fixed/floating swap and a forward transaction in a government bond. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation until the agreement matures, at which time the cash payment, based on the value of the swap on the maturity date, is exchanged between the two parties.

Currency Management

General. In connection with a Fund’s investments denominated in foreign currencies, the Advisor may choose to utilize a variety of currency management (hedging) strategies. The Advisor seeks to take advantage of different yield, risk and return characteristics that different currency; currency denominations and countries can provide to US investors. In doing so, the Advisor will consider such factors as the outlook for currency relationships; current and anticipated interest rates; levels of inflation within various countries; prospects for relative economic growth; and government policies influencing currency exchange rates and business conditions. Although the Advisor may attempt to manage currency exchange rate risks, there is no assurance that the Advisor will do so, or do so at an opportune time or that the Advisor will be able to predict exchange rates accurately.

Currency Exchange Transactions. Because each Fund may buy and sell securities denominated in currencies other than the US dollar and receives interest, dividends and sale proceeds in currencies other than the US dollar, each Fund from time to time may enter into currency exchange transactions to convert to and from different currencies and to convert currencies to and from the US dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market or uses forward contracts to purchase or sell foreign currencies.

Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks and brokerages) and their customers. A forward currency exchange contract may not have a deposit requirement and may be traded at a net price without commission. Each Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward currency exchange contract. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund’s securities or in exchange rates, or prevent loss if the prices of these securities should decline.

Each Fund may enter into currency hedging transactions in an attempt to protect against changes in currency exchange rates between the trade and settlement dates of specific securities transactions or changes in currency exchange rates that would adversely affect a Fund’s position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the Advisor’s long-term investment decisions, a Fund will not routinely enter into currency hedging transactions with respect to security transactions; however, the Advisor believes that it is important to have the flexibility to enter into currency hedging transactions when it determines that the transactions would be in the Fund’s best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund’s ability to utilize forward contracts may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency forward contracts may not eliminate fluctuations in the underlying US dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward contract and the decline in the US dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into currency forward contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the US dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.

Options on Foreign Currencies. The EAFE® Equity Index Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the EAFE® Equity Index Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

The EAFE® Equity Index Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the EAFE® Equity Index Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The EAFE® Equity Index Fund may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities in a segregated account with its custodian.

The EAFE® Equity Index Fund also may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the US dollar value of a security that the Fund owns or has the right to acquire and that is denominated in the currency underlying the option, due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in US dollars marked to market daily.

Swap Agreements. Each Fund except the Equity 500 Index Fund may enter into swap agreements to the extent that obligations under such agreements represent not more than 10% of the Fund’s total assets. Swap agreements are contracts entered into by two parties, primarily institutional investors, for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. The notional amount of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, US Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund’s portfolio.

Whether the use of swap agreements will be successful in furthering the Fund’s investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will minimize this risk by entering into agreements that mark to market no less frequently than quarterly. In addition, a Fund will enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the Fund in the specific asset for which it is obligated to pay a return.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (the “CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which include the following, provided the participant’s total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a “safe harbor” for swap transactions from regulation as futures or commodity option transactions under the CEA or regulations thereunder. The Policy Statement applies to swap transactions settled in cash that: (i) have individually tailored terms; (ii) lack exchange style offset and the use of a clearing organization or margin system; (iii) are undertaken in conjunction with a line of business; and (iv) are not marketed to the public.

Derivative Securities: Futures Contracts and Options on Futures Contracts

General. Each Fund may enter into futures contracts on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) options thereon which are traded on exchanges designated by the CFTC or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

A Fund may, for example, enter into futures contracts and options on futures contracts on securities, securities indices and currencies to manage its exposure to changing interest rates, security prices and currency exchange rates or as an efficient means of managing allocations between asset classes. All futures contracts entered into by the Fund are traded on US exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges approved by the CFTC. Each Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments that they expect to purchase. The Funds are operated by persons who have claimed an exemption from the definition of the term “commodity pool operator” under the CEA and, therefore, who are not subject to registration or regulation under the CEA.

Each Fund’s futures transactions may be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) that the Fund intends to purchase. As evidence of this hedging intent, the Fund expects that, on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

The successful use of futures contracts and options thereon draws upon the portfolio management team’s skill and experience with respect to such instruments and is subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between price movements of hedging instruments and and price movements in the securities or currencies being hedged. Successful use of futures or options contracts is further dependent on the portfolio management team’s ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.

The Board of Trustees of the Funds adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that stock index futures may be used on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure. The Board of Trustees of the Equity 500 Index Fund has adopted the requirement that index futures contracts and options on index futures contracts be used only for cash management purposes. The other Funds may purchase and write (sell) options on index futures contracts for hedging purposes.

Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated “contract markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. Each Fund may enter into contracts for the purchase or sale for future delivery of fixed-income or equity securities, foreign currencies, or financial indices, including any index of US or foreign securities, US government securities, foreign government securities or corporate debt securities or municipal securities. Futures contracts on foreign currencies may be used to hedge the value of securities that are denominated in foreign currencies.

At the same time a futures contract is entered into, a Fund must allocate cash or liquid securities as a good faith deposit to maintain the position (“initial margin”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it engages in these transactions.

One purpose of the acquisition or sale of a futures contract, in cases where a Fund holds or intends to acquire fixed-income or equity securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates or in securities prices without actually buying or selling fixed-income or equity securities or foreign currencies. For example, if interest rates were expected to increase (which would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Each Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund’s obligations with respect to such futures contracts will consist of cash or liquid securities in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the portfolio management team may still not result in a successful transaction.

In addition, futures contracts entail significant risks. Although the portfolio management team believes that use of such contracts will benefit the Funds, if the portfolio management team’s investment judgment about the general direction of securities prices, currency rates, interest rates or an index is incorrect, the Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its Fund and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its Fund to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. Each Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures Contracts on Securities Indices. The Funds may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. Index futures may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. An index futures contract may also be entered into to close out or offset an existing futures position.

When used for hedging purposes, each transaction in futures contracts on a securities index involves the establishment of a position which, the portfolio management team believes, will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions take for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.

Options on Futures Contracts (Including Futures Contracts on Securities Indices.) As with the purchase of futures contracts, when a Fund is not fully invested, it may purchase a call option on an interest rate sensitive futures contract to hedge against a potential price increase on debt securities due to declining interest rates.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.

The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying Fund securities which are the same as or correlate with the security or foreign currency futures contract that is deliverable upon exercise of the option on that futures contract. If the futures price at expiration of the option is below the exercise price specified in the option, the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund’s holdings.

The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.

If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of declining securities values.

The amount of risk the Fund assumes when it purchases an option on an index futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Additional Risks Related to Transactions in Options, Futures Contracts, Options on Futures Contracts, Swaps and Forward Foreign Currency Exchange Contracts. The use of derivatives involves (1) liquidity risk (contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market), (2) correlation risk (changes in the value of hedging positions may not match the securities market and foreign currency fluctuations intended to be hedged), and (3) market risk (an incorrect prediction of securities prices or exchange rates by the Advisor may cause the Fund to perform worse than if such positions had not been taken). In addition, the ability to terminate OTC derivatives is more limited than with exchange traded derivatives and may involve the risk that the counterparty to the option will not fulfill its obligations.

Asset Coverage. The Funds will comply with the segregation or coverage guidelines established by the Securities and Exchange Commission (“SEC”) and other applicable regulatory bodies with respect to certain transactions, including (but not limited to) options written on securities and indexes; currency, interest rate and security index futures contracts and options on these futures contracts; forward currency contracts; and swaps, caps, floors and collars. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities to the extent the Fund’s obligations with respect to these strategies are not otherwise covered through ownership of the underlying security or financial instrument, by other portfolio positions or by other means consistent with applicable regulatory policies. Unless the transaction is covered, the segregated assets must at all times equal or exceed the Fund’s obligations with respect to these strategies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Board of Trustees of the Funds has adopted the requirement that futures contracts and options on futures contracts be used as a hedge and that the Funds may also use stock index futures on a continual basis to equitize cash so that the Fund may maintain 100% equity exposure.

A call option written on securities may require a Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures contract, the Fund could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

The use of derivatives is a highly specialized activity which involves investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on these derivatives depend on the Advisor’s ability to predict the direction of stock prices, interest rates, currency movements and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts, written options, forward currency contracts and certain swaps is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.

There is no limit on the percentage of the assets of a Fund that may be at risk with respect to futures contracts and related options or forward currency contracts. Each Fund’s transactions in options, forward currency contracts, futures contracts, options on futures contracts and swaps may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See “Taxes.” There can be no assurance that the use of these portfolio strategies will be successful.

Derivative Securities: Hedging Strategies

Hedging Strategies. Each Fund may use certain strategies designed to adjust the overall risk of its investment portfolio. These “hedging” strategies involve derivative contracts, including (but not limited to) futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund’s investment objective and policies. Among other purposes, these hedging strategies may be used to effectively maintain a desired portfolio duration or to protect against market risk should the Fund change its investments among different types of securities.

Each Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Advisor is incorrect in its judgment on market values, interest rates, currency rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

•	the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

•	the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

•	possible constraints placed on the Fund’s ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain “cover” or to segregate securities; and

•	the possibility that the Fund will be unable to close out or liquidate its hedged position.

A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of derivative transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will generally far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets.

In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund’s portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund’s hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such “over hedging” or “under hedging” may adversely affect the Fund’s net investment results if market movements are not as anticipated when the hedge is established.

Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that would distort the normal relationship between the securities index and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in a securities index and movements in the price of securities index futures, a correct forecast of general market trends by the Advisor still may not result in a successful hedging transaction.

To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits and the Fund may be unable to close out a position without incurring substantial losses, if at all. Each Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See “Illiquid Securities.”

Other Investments

Illiquid Securities. Historically, illiquid securities have included (i) securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), (ii) securities that are otherwise not readily marketable and (iii) repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

Rule 144A Securities are securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are treated as exempt from each Fund’s limit on illiquid securities of 15% of net assets. Under the supervision of the Board of Trustees of the Funds, the Advisor determines the liquidity of restricted securities and, through reports from the Advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Funds could be adversely affected.

In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers and other potential purchasers wishing to purchase or sell the security; (iii) dealer undertakings to make a market in the security and (iv) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

When-Issued and Delayed Delivery Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund identifies, as part of a segregated account, cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. It is the current policy of each Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Fund’s total assets, less liabilities other than the obligations created by when-issued commitments.

Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with member banks of the Federal Reserve System, certain non-US banks and certain non-bank dealers, including government securities dealers. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during the Fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligations, including interest. The Funds bears a risk of loss in the event of default by or bankruptcy of the other party to a repurchase agreement. The Funds may be delayed in, or prevented from, exercising its rights to dispose of the collateralized securities. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Funds could experience a loss. The Advisor reviews the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that it is maintained at the required level. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (“1940 Act”).

Reverse Repurchase Agreements. The Funds may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, by among other things, agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a “reverse repurchase agreement”). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, US Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings by a Fund.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, each Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest-bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Scudder Cash

Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by a Fund in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with a Fund’s investment policies and restrictions.

A Fund will invest Uninvested Cash in Central Funds only to the extent that a Fund’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of share of Central Funds are made at net asset value.

Investment Restrictions

Fundamental Policies. The following investment restrictions are “fundamental policies” of each Fund and may not be changed with respect to a Fund without the approval of a “majority of the outstanding voting securities” of the Fund. “Majority of the outstanding voting securities” under the 1940 Act, and as used in this SAI, means, with respect to each Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

As a matter of fundamental policy, EAFE® Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund may not:

(1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund’s net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction (as an operating policy, the Funds may not engage in dollar roll transactions);

(2) underwrite securities issued by other persons except insofar as the Trust or the Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except: (a) through the lending of the Fund’s portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value); or (b) through the use of repurchase agreements or the purchase of short-term obligations;

(4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Trust may hold and sell, for the Fund’s portfolio, real estate acquired as a result of the Fund’s ownership of securities);

(5) concentrate its investments in any particular industry (excluding US Government securities), but if it is deemed appropriate for the achievement of the Fund’s investment objective(s), up to 25% of its total assets may be invested in any one industry;

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder (except to the extent permitted in investment restriction No. 1), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

(7) purchase the securities of any one issuer if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to these 5% limitation and provided that there is no limitation with respect to investments in US Government securities.

Additional Restrictions

In order to comply with certain statutes and policies, the EAFE® Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund will not, as a matter of operating policy (except as such policies may be changed by the Board of Trustees to the extent permitted by law):

(i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(ii) invest for the purpose of exercising control or management;

(iii) purchase for the Fund securities of any investment company if such purchase at the time thereof would cause: (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; or

(iv) invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction (1) above) if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in the market value of an investment, in net or total assets, or in the change of securities rating of the investment, or any other later change.

Portfolio Turnover

Although the Funds do not intend to invest for the purpose of seeking short-term profits, securities in the Funds may be sold whenever the Advisor believes it is appropriate to do so in light of the investment objectives of the Funds without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions, as well as other transaction costs.

Each Fund’s annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions. For the fiscal year ended December 31, 2003, the portfolio turnover for the Equity 500 Index Fund, Small Cap Index Fund and EAFE® Equity Index Fund, on an annualized basis, was 1%, 28% and 6%, respectively. For the fiscal year ended December 31, 2002, the portfolio turnover for the Equity 500 Index Fund, Small Cap Index Fund and EAFE® Equity Index Fund, on an annualized basis, was 10%, 40% and 25%, respectively.

Information concerning portfolio holdings of a Scudder Fund as of month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments, at 1-800-778-1482 to make such a request.

Portfolio Transactions and Brokerage Commissions

The Advisor or the sub-advisor is responsible for placing orders for all purchases and sales of portfolio securities, including the allocation of brokerage.

The primary objective of the Advisor or the sub-advisor in placing orders for the purchase and sale of securities for a Fund is to obtain the most favorable net results, taking into account such factors, among others, as price, commission (where applicable), size of order, difficulty of execution and skill required of the executing broker/dealer. The Advisor or the sub-advisor seeks to evaluate the overall reasonableness of brokerage commissions paid with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Advisor or the sub-advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Supplemental research information utilized by the Advisor or the sub-advisor is in addition to, and not in lieu of, services required to be performed by the Advisor or the sub-advisor and does not reduce the advisory fees payable to the Advisor. The Board of Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Advisor or the sub-advisor for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

A Fund’s purchases and sales of fixed-income securities are generally placed by the Advisor or the sub-advisor with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

When it can be done consistently with the policy of obtaining the most favorable net results, the Advisor or the sub-advisor may place such orders with broker/dealers who supply research services to the Advisor or the sub-advisor or a Fund. The term “research service,” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Advisor or the sub-advisor is authorized when placing portfolio transactions, if applicable, for a Fund to pay a brokerage commission in excess of that which another broker/dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Advisor or the sub-advisor has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the Advisor or the sub-advisor or a Fund in exchange for the direction by the Advisor or the sub-advisor of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker/dealers may be useful to a Fund and to the Advisor or the sub-advisor, it is the opinion of the Advisor or the sub-advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor’s or the sub-advisor’s staff. Such information may be useful to the Advisor or the sub-advisor in providing services to clients other than a Fund and not all such information is used by the Advisor or the sub-advisor in connection with a Fund. Conversely, such information provided to the Advisor or the sub-advisor by broker/dealers through whom other clients of the Advisor or the sub-advisor effect securities transactions may be useful to the Advisor or the sub-advisor in providing services to a Fund.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Funds in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Advisor or the sub-advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As a broker for the Fund, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Fund.

Investment decisions for the Funds and for other investment accounts managed by the Advisor or the sub-advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to the Fund. To the extent permitted by law, the Advisor or the sub-advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Fund and Section 17(e) of the 1940 Act, the Advisor may place securities transactions with brokers with whom it is affiliated (“Affiliated Brokers”).

Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by the Fund to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not “interested persons” of the Fund or the Advisor or the sub-advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker’s commission is “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”

For the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, Equity 500 Index Fund paid brokerage commissions in the amount of $110,373, $95,844 and $74,761, respectively. During the fiscal year ended December 31, 2003, none of these brokerage commissions were paid to affiliated brokers.

For the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, the Small Cap Index Fund paid brokerage commissions in the amount of $298,414, $98,170 and $100,375, respectively. During the fiscal year ended December 31, 2003, none of these brokerage commissions were paid to affiliated brokers. The increase in brokerage commissions paid by the Small Cap Index Fund was the result of a number of factors, including an increase in the size of the Small Cap Index Fund.

For the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, the EAFE® Equity Index Fund paid brokerage commissions in the amount of $38,765, $22,891 and $73,073, respectively. During the fiscal year ended December 31, 2003, none of these brokerage commissions were paid to affiliated brokers.

The Trust is required to identify any securities of its “regular broker dealers” (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of December 31, 2003, the Trust held securities from the following issuers:

Fund	Type of Security	Name of Issuer	Value of Securities Owned for the Fiscal Year Ended 12/31/03 (000’s omitted)
Equity 500 Index Fund	Equity	Citicorp	15265
	Equity	Morgan Stanley & Co.	3906
	Equity	Merrill Lynch	3320
	Equity	Goldman Sachs	2863
	Equity	Lehman Brothers Bear Sterns	1284 461

EAFE® Equity Index Fund	Equity	HSBC Securities	1624
	Equity	UBS Warburg & Co.	800
	Equity	Deutsche Bank Alex Brown	412
	Equity	Nomura Holdings	289

NET ASSET VALUE; PURCHASE AND REDEMPTION OF SHARES

Net Asset Value

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent which are intended to reflect the bid prices, if available, and otherwise at the average of the means based on the most recent bid quotations or evaluated prices obtained from two broker-dealers. Other debt securities not addressed above are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuation of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

Trading in Foreign Securities

With respect to the EAFE® Equity Index Fund, trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing the net asset values, the Funds value foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Similarly, foreign securities quoted in foreign currencies are translated into US dollars at the foreign exchange rates.

Occasionally, events that affect values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued under procedures adopted by and under the supervision of the Board of Trustees, although the actual calculation may be done by others.

Purchase and Redemption of Shares

Shares of each Fund will be continuously offered to each Company’s separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contract owners units in its separate accounts which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contract owners. Contract owners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company’s offering memorandum included with each Fund’s prospectus. Each Fund and the Distributor reserve the right to reject any purchase order for shares of a Fund.

Each investor in a Fund may add to or reduce its investment in the Fund on each day the Fund determines its net asset value. At the close of each such business day, the value of each investor’s beneficial interest in the Fund will be determined by multiplying the net asset value of the Fund by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Fund. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Fund effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Fund as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund as the close of business on the following business day.

Payment for redeemed shares will ordinarily be made within seven (7) business days after a Fund receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contract owner’s request in proper form.

Each Fund may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Fund to dispose of assets or calculate its net asset value; or as permitted by the SEC.

The prospectus for the Company’s variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

Redemptions and Purchases in Kind

The Trust, on behalf of each Fund, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing a Fund’s net asset value (a “redemption in kind”). If payment is made to a Fund shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund, has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Each Fund may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Net Asset Value” as of the day the Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor, appropriate investments for the Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the applicable Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, over-the-counter market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Fund, the transaction fee outlined below will not be assessed. The shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. Each Fund reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

MANAGEMENT OF THE TRUST

The overall business and affairs of the Trust and the Funds is managed by the Board of Trustees. The Board approves all significant agreements between the Funds and persons or companies furnishing services to the Funds, including the Funds’ agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Funds’ affairs and for exercising the Funds’ powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is appointed or elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly appointed and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Funds’ Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Funds (as defined in the 1940 Act) (an “Independent Trustee”). Information for each Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Funds’ advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust’s operations is One South Street, Baltimore, Maryland, 21202.

The following individuals hold the same position with the Funds and the Trust.

Trustees and Officers

Name, Date of Birth, Position(s) with the Trust, and Length of Time Served [1,2]	Business Experience and Directorships During Past 5 Years	Number of Funds in Fund Complex Overseen
INDEPENDENT TRUSTEES

Richard R. Burt 2/3/47 Trustee since 2002

Chairman, Diligence LLC (international information collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc. [3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc. [3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).

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S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66

Name, Date of Birth, Position(s) with the Trust, and Length of Time Served [1,2]	Business Experience and Directorships During Past 5 Years	Number of Funds in Fund Complex Overseen
Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996 – January 2000); Director, S.G. Cowen Mutual Funds (January 1985 – January 2001).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002

Private Equity Investor (January 1997 to present); Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 – January 2004) and Director, Circon Corp. [3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987) and General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).

		66
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly Vice Dean and Director, Wharton Undergraduate Division (July 1995 - June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present). Executive Vice president, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66
Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1998). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66

Name, Date of Birth, Position(s) with the Trust, and Length of Time Served [1,2]	Business Experience and Directorships During Past 5 Years	Number of Funds in Fund Complex Overseen
William N. Searcy 9/03/46 Trustee since 2002	Private Investor since October 2003. Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999 - June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991 - January 2002) and Advisors Series Trust (October 1996 - January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		69
INTERESTED TRUSTEE

Richard T. Hale[4] 7/17/45 Trustee and Chairman since 2002. Chief Executive Officer since 2003	Managing Director, Deutsche Investment Management Americas Inc. (2003–present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present) (registered investment company); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director CABEI Fund (2000 to 2003), North American Income Fund (2000 to 2003) (registered investment companies), ISI Family of Funds (registered investment company; 4 funds overseen) (1992–1999).	202

Name, Date of Birth, Position with the Trust and Length of Time Served[1,2]	Business Experience and Directorships within the Past 5 Years
OFFICERS
Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.

Name, Date of Birth, Position with the Trust and Length of Time Served[1,2]	Business Experience and Directorships within the Past 5 Years
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present). Formerly, Director, John Hancock Signature Services (1992-2001).
Bruce A. Rosenblum 9/14/60 Vice President since 2003 Assistant Secretary since 2002	Director, Deutsche Asset Management.
Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Managing Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).
Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D’Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002 to present) and Director, Deutsche Global Funds Ltd. (2002 to present). Formerly, Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

(1)	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to Fund operations is One South Street, Baltimore, MD 21202.

(2)	Length of time served represents the date each Trustee or Officer first began serving in that position with Scudder Investments VIT Funds, a trust of which these funds are series.

(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (“1934 Act”).

(4)	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

(5)	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson:	Secretary

Committees

The Board of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committee. The Trust’s Board currently has the following committees:

Audit and Compliance Committee: The Audit and Compliance Committee selects the independent auditors for the Funds, confers with the independent auditors regarding the Funds’ financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates.* The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

*	Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Funds, Two International Place, Boston, MA 02110.

Valuation Committee: The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Funds in accordance with the Trust’s Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Valuation Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee of the Board met four times during the calendar year ended December 31, 2003.

Additional Committees: On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Funds. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Security and Other Interests1

The table below sets forth the dollar range of equity securities beneficially owned by each Trustee in each portfolio of the Trust and in all registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2003.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All registered Investment Companies Overseen by Trustee in Family of Investment Companies[2]
INDEPENDENT TRUSTEES
Richard R. Burt	None	Over $100,000
S. Leland Dill	None	Over $100,000
Martin J. Gruber	None	Over $100,000
Joseph R. Hardiman	None	Over $100,000
Richard J. Herring	None	Over $100,000
Graham E. Jones	None	Over $100,000
Rebecca W. Rimel	None	Over $100,000
Philip Saunders, Jr.	None	Over $100,000
William N. Searcy	None	Over $100,000
Robert H. Wadsworth	None	Over $100,000
INTERESTED TRUSTEE
Richard T. Hale	None	Over $100,000

[1]	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Trust’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

[2]	Securities beneficially owned as defined under the 1934 Act include direct and or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000.

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt		None
S. Leland Dill		None
Martin J. Gruber		None
Joseph R. Hardiman		None
Richard Herring		None
Graham E. Jones		None
Rebecca W. Rimel		None
Philip Saunders, Jr.		None
William N. Searcy		None
Robert H. Wadsworth		None

As of April 26, 2004, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Fund.

To the Fund’s knowledge, as of April 26, 2004, no person owned of record or beneficially 5% or more of any class of the Funds’ outstanding shares, except as noted below.

Board Consideration of the Advisory Contract

The Investment Advisory Agreement is dated April 30, 2003, has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of each Fund, and in either event, by a majority of the Independent Trustees of the Board who have no direct or indirect financial interest in such agreements, with such Independent Trustees casting votes in person at a meeting called for such purpose. In approving the Fund’s Investment Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, carefully considered (1) the nature, quality and costs (expense ratio) of services provided and to be provided to the Fund and, in that context, the performance of the Fund, including the Fund’s performance relative to its benchmark and its peer group; (2) the Advisor’s compensation and profitability for providing such services; (3) the indirect costs and benefits of providing the advisory services; (4) the extent to which economies of scale are shared with the Fund through breakpoints or otherwise; and (5) comparative information on fees and expenses of similar mutual funds. Specifically, the Board considered the fact that the Advisor benefited, at least indirectly, from certain securities lending and brokerage relationships between the Fund and affiliates of the Advisor (and that the Board received information regularly about these relationships). The Board also considered the nature and extent of benefits that the Advisor received from (i) arrangements to sweep the Fund’s excess cash at the end of the day into an affiliated money market fund and (ii) the brokerage and research services it received from broker-dealers who executed portfolio transactions for the Fund. After requesting and reviewing such information as the Trustees deemed necessary, the Board concluded that the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. No one factor was identified by the Board as the principal factor in determining whether to approve the Investment Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Each Fund or the Advisor may terminate the Investment Advisory Agreement on sixty days’ written notice without penalty. The Investment Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act). The Investment Advisory Agreement permits DeAM, Inc. to delegate some or all of its duties to a non-affiliated sub-advisor.

On October 29, 2002, the Board approved a sub-advisory agreement between DeAM, Inc. and NTI (and recommended to shareholders that they approve the sub-advisory agreement on behalf of the Funds). In determining whether to approve the sub-advisory agreement for the Funds, the Board considered various factors and reviewed various materials furnished by DeAM, Inc. and NTI, including: (i) the prior investment performance of comparable accounts managed by NTI relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of NTI, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Funds. The Board also considered the following factors: the financial strength and resources of NTI; the favorable history, reputation, qualifications and background of NTI;

DeAM, Inc.’s relationship with NTI; the proposed sub-advisory fees; and the proposed nature and quality of services to be provided by NTI. The Board also considered that DeAM, Inc. would be responsible for any payment of fees to NTI as sub-advisor and that the Funds would not have any responsibility for paying such fees. The Independent Trustees were advised by separate legal counsel throughout this process.

The sub-advisory agreement provides that the sub-advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance of its duties or from reckless disregard by the sub-advisor of its obligations and duties under the sub-advisory agreement.

Compensation

Remuneration. Officers of the Funds receive no direct remuneration from the Funds. Officers and Trustees of the Funds who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Funds receives compensation from the Funds for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit and Compliance Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following table shows compensation received by each Trustee from the Trust and the Funds and aggregate compensation from the Fund Complex during the calendar year 2003.

Name of Trustee	Compensation from VIT Equity 500 Index Fund	Compensation from VIT EAFE Equity Index Fund	Compensation from VIT Small Cap Index Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from the Funds and the Fund Complex[1]
Richard R. Burt	$1,541	$401	$694	$0	$168,640
S. Leland Dill	$1,604	$411	$718	$0	$141,000
Martin J. Gruber	$1,545	$402	$696	$0	$140,939
Richard T. Hale	$0	$0	$0	$0	$0
Joseph R. Hardiman[2]	$1,545	$401	$696	$0	$136,000
Richard J. Herring[2]	$1,601	$408	$716	$0	$139,390
Graham E. Jones	$1,545	$402	$696	$0	$136,000
Rebecca W. Rimel[2]	$1,645	$415	$733	$0	$142,780
Philip Saunders, Jr. [2]	$1,536	$400	$692	$0	$135,000
William N. Searcy	$1,545	$402	$696	$0	$136,000
Robert H. Wadsworth	$1,545	$402	$696	$0	$170,000

[1]	During calendar year 2003, the total number of funds overseen by each Trustee was 66 funds except for Messrs. Burt (68 funds), Hale (202 funds), and Wadsworth (69 funds).

[2]	Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including these Funds, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust’s Administrator or their respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the Fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such Fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chair Audit Committee	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Funds participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a onetime payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

Any Trustee who receives fees from the Funds is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Code of Ethics

The Board of Trustees of the Funds has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust’s Code of Ethics permits Fund personnel to invest in securities that may be purchased or held by the Funds for their own accounts, but requires compliance with the Code’s pre-clearance requirements (with certain exceptions). In addition, the Trust’s Code of Ethics provides for trading “blackout periods” that prohibit trading by Fund personnel within periods when the Funds are trading in the same security. The Trust’s Code of Ethics also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Fund’s Advisor and its affiliates have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements. Among other things, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

Northern Trust Investments, N.A. has adopted a code of ethics (the “NTI Code of Ethics”) under Rule 17j-1 of the 1940 Act. The NTI Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in securities, including securities that may be purchased or held by a Fund.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS OF THE TRUST

Through their separate accounts, the Companies are the Funds’ sole stockholders of record. Listed in the tables below are shareholders deemed to be control persons or principal owners of a Fund, as defined in the 1940 Act. Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of a Fund. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

As of April 26, 2004, the shareholders of record owned 5% or more of the outstanding shares of Class A of the Equity 500 Index Fund:

Name and Address	Percentage Owned
Lincoln Life Flexible Premium Variable Life Account M Lincoln National Life Insurance 1300 South Clinton St. Ft. Wayne, IN 46802-3506	53.55%

Lincoln Life Separate Acct. 27 MF Accounting 1300 South Clinton St. Ft. Wayne, IN 46802-3506	19.60%

Phoenix Life Insurance Company Attn: Brian Cooper 10 Krey Blvd. Rensselaer, NY 12144	5.60%

As of April 26, 2004, the shareholders of record owned 5% or more of the outstanding shares of Class B of the Equity 500 Index Fund:

Name and Address	Percentage Owned
Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333	28.80%

National Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333	16.30%

Lincoln Life Flexible Premium Variable Life Account M Lincoln National Life Insurance 1300 South Clinton St. Ft. Wayne, IN 46802-3506	39.27%

Lincoln Benefit Life Variable AC 2940 S. 84th Street Lincoln, NE 68506	11.10%

As of April 26, 2004, the following shareholders of record owned 5% or more of the outstanding Shares of Class A of the Small Cap Index Fund:

Name and Address	Percentage Owned
CM Life Insurance Co. 1295 State Street Springfield, MA 01111-0001	7.70%

Travelers Fund BD III For Variable Annuities (TIC) One Tower Square Hartford, CT 06183-0001	8.88%

Travelers Fund BD IV For Variable Annuities (TLAC) One Tower Square Hartford, CT 06183	5.03%

Lincoln Life Flexible Premium Variable Life Account M Lincoln National Life Insurance 1300 South Clinton St. Ft. Wayne, IN 46802-3506	45.05%

As of April 26, 2004, the following shareholders of record owned 5% or more of the outstanding Shares of Class B of the Small Cap Index Fund:

Name and Address	Percentage Owned
Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333	18.70%

National Integrity Life Insurance Co. 515 West Market Street 8th Floor Louisville, KY 40202-3333	6.56%

Lincoln Life Flexible Premium Variable Life Account M 1300 South Clinton St. Ft. Wayne, IN 46802-3506	23.70%

Jefferson Pilot Financial Insurance Co. JPF Separate Account A One Granite Place Mail Code 1S03 Concord, NH 03301	34.98%

As of April 26, 2004, the following shareholders of record owned 5% or more of the outstanding Shares of Class A of the EAFE® Equity Index Fund:

Name and Address	Percentage Owned

Travelers Fund BD III For Variable Annuities (TIC) One Tower Square Hartford, CT 06185-0001	12.32%

Travelers Fund BD IV For Variable Annuities (TLAC) One Tower Square Hartford, CT 06183	7.40%

Hartford Life Insurance Series 200 Hopmeadow St. Simsbury, CT 06089-9793	58.92%

Lincoln Life Flexible Premium Variable Account M Lincoln National Life Insurance 1300 South Clinton St. Ft. Wayne, IN 46802-3506	14.50%

Great West Life & Annuity Insurance Co. 8515 E. Orchard Rd 2T2 Englewood, CO 80111-5037	7.65%

Phoenix Home Life Insurance Co. 101 Munson St. Greenfield, MA 01301-9659	6.27%

Phoenix Home Life Variable Insurance Co. 101 Munson St. Greenfield, MA 01301-9659	8.17%

CM Life Insurance Co. 1295 State Street Springfield, MA 01111-0001	5.61%

As of April 26, 2004, the following shareholders of record owned 5% or more of the outstanding Shares of Class B of the EAFE® Equity Index Fund:

Name and Address	Percentage Owned
Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333	28.23%

National Integrity Life Insurance Co. 515 West Market Street 8th Floor Louisville, KY 40202-3333	8.10%

Lincoln Life Flexible Premium Variable Life Account M Lincoln National Life Insurance 1300 South Clinton St. Ft. Wayne, IN 46802-3506	5.07%

Investment Advisor

Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc., (“DeAM, Inc.”) with offices at 280 Park Avenue, New York, NY 10017, acts as the Funds’ Investment Advisor. The Advisor is an indirect wholly-owned subsidiary of Deutsche Bank AG (“Deutsche Bank”), an international commercial and investment banking group. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Investment Advisory Agreement provides for each Fund to pay the Advisor a fee, accrued daily and paid monthly, equal on an annual basis to 0.20% of the average daily net assets of the Equity 500 Index Fund, 0.35% of the average daily net assets of the Small Cap Index Fund and 0.45% of the average daily net assets of the EAFE® Equity Index Fund. The Advisor has voluntarily undertaken to waive the fees and to reimburse the Funds for certain expenses so that total operating expenses of the Class A Shares of the Equity 500 Index Fund, Small Cap Index Fund and EAFE® Equity Index Fund will not exceed 0.30%, 0.45%, and 0.65%, respectively, and total operating expenses of the Class B Shares of the Equity 500 Index Fund, Small Cap Index Fund and EAFE® Equity Index Fund will not exceed 0.55%, 0.70%, and 0.90%, respectively. Effective May 1, 2002, the Advisor may recoup any of its waived investment advisory fees within the following three years if the Fund is able to make the repayment without exceeding its current expense limits.

For the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001 the Advisor earned $990,440, $833,823 and $861,030, respectively, as compensation for investment advisory services provided to the Equity 500 Index Fund. During the same periods, the Advisor reimbursed $18,414, $87,630 and $33,862, respectively, to the Fund to cover expenses.

For the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001 the Advisor earned $720,674, $546,060 and $413,463, for investment advisory services provided to the Small Cap Index Fund. During the same periods, the Advisor reimbursed $350,904, $252,303 and $210,221, respectively, to the Fund to cover expenses.

For the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, the Advisor earned $296,037, $402,337 and $456,144, respectively, for investment advisory services provided to the EAFE® Equity Index Fund. During the same periods, the Advisor reimbursed $293,740, $240,640 and $155,907, respectively, to the Fund to cover expenses.

Investment Sub-Advisor

NTI, 50 South LaSalle Street, Chicago, IL 60675, serves as investment sub-advisor pursuant to the terms of a Sub-Advisory Agreement between it and the Funds’ Advisor, DeAM, Inc. NTI manages the investment and reinvestment of the Funds’ assets. NTI will provide such investment advice, research and assistance as DeAM, Inc. may, from time to time, reasonably request. NTI has served as sub-advisor for each Fund since April 30, 2003.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of December 31, 2003, NTI had approximately $243.6 billion of assets under management.

The Northern Trust Company is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust Corporation, a bank holding company.

On October 29, 2002, the Board approved a sub-advisory agreement between DeAM, Inc. and NTI (and recommended to shareholders that they approve the sub-advisory agreement on behalf of the Funds). In determining whether to approve the sub-advisory agreement for the Funds, the Board considered various factors and reviewed various materials furnished by DeAM, Inc. and NTI, including: (i) the prior investment performance of comparable accounts managed by NTI relative to broad-based indices and to comparably managed mutual funds, (ii) the investment approach of NTI, and (iii) the knowledge and experience of the investment professionals who would be responsible for the day-to-day management of the Funds. The Board also considered the following factors: the financial strength and resources of NTI; the favorable history, reputation, qualifications and background of NTI; DeAM, Inc.’s relationship with NTI; the proposed sub-advisory fees; and the proposed nature and quality of services to be provided by NTI. The Board also considered that DeAM, Inc. would be responsible for any payment of fees to NTI as sub-advisor and that the Funds would not have any responsibility for paying such fees. The Independent Trustees were advised by separate legal counsel throughout this process.

The sub-advisory agreement provides that the sub-advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the sub-advisor in the performance of its duties or from reckless disregard by the sub-advisor of its obligations and duties under the sub-advisory agreement.

Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of March 31, 2004, administered in various capacities approximately $2.2 trillion of assets, including approximately $520.8 billion of assets under discretionary management.

DeAM, Inc. compensates NTI out of its advisory fee. Pursuant to the sub-advisory agreement with DeAM, Inc., NTI receives an annual fee, paid monthly in arrears, from DeAM, Inc. For Equity 500 Index Fund, DeAM, Inc. pays NTI 0.015% of the first $2 billion of the Fund’s average daily net assets, 0.010% of the next $2 billion of such net assets and 0.005% of such net assets exceeding $4 billion. For EAFE® Equity Index Fund, DeAM, Inc. pays NTI 0.09% of the first $100 million of the Fund’s average daily net assets, 0.0675% of the next $400 million of such net assets and 0.030% of such net assets exceeding $500 million. For Small Cap Index Fund, DeAM, Inc. pays NTI 0.08% of the first $100 million of the Fund’s average daily net assets, 0.04% of the next $400 million of such net assets and 0.020% of such net assets exceeding $500 million.

For the fiscal year ended December 31, 2003, DeAM, Inc. paid $56,925 to NTI, as compensation for investment sub-advisory services provided to the Equity 500 Index Fund.

For the fiscal year ended December 31, 2003, DeAM, Inc. paid $104,648 to NTI, as compensation for investment sub-advisory services provided to the Small Cap Index Fund.

For the fiscal year ended December 31, 2003, DeAM, Inc. paid $47,146 to NTI, as compensation for investment sub-advisory services provided to the EAFE® Equity Index Fund.

Administrator

PFPC Inc. (“PFPC”) serves as Administrator to the Funds. PFPC is a majority-owned subsidiary of PNC Bank Corp. As Administrator, PFPC, 760 Moore Road, King of Prussia, PA 19406, is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. PFPC will generally assist in all aspects of the Funds’ operations; supply and maintain office facilities (which may be in PFPC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses, and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for PFPC’s services under the Administration Agreement, PFPC is entitled to receive from the Trust a monthly administration fee.

For the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, Equity 500 Index Fund paid PFPC $172,044, $155,382 and $144,530, respectively, for administrative and other services provided to the Equity 500 Index Fund.

For the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, Small Cap Index Fund paid PFPC $114,181, $103,203 and $91,822, respectively as compensation for administrative and other services provided to Small Cap Index Fund.

For the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, EAFE® Equity Index Fund paid PFPC $86,157, $89,882 and $85,272, respectively, as compensation for administrative and other services provided to EAFE® Equity Index Fund.

Distributor

PFPC Distributors, Inc. (the “Distributor”) serves as the distributor of the Funds’ shares to separate accounts of the Companies, for which it receives no separate fee from the Funds. The principal address of the Distributor is 760 Moore Road, King of Prussia, PA 19406

Distribution Plan. The Trust has adopted a distribution plan on behalf of the Class B shares of the EAFE® Equity Index Fund, Equity 500 Index Fund and the Small Cap Index Fund (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan permits the Funds to pay the Distributor for remittance directly or indirectly to a participating dealer, shareholder servicing agent, life insurance company or other applicable party a fee in an amount not to exceed 0.25% of the average daily net assets of such Fund under a Fund Participation Agreement, Service Agreement, Sub-Distribution Agreement, or other similar agreement which provides for investment in Class B shares.

The Distributor is authorized, pursuant to the Plan, to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Trust, including but not limited to: purchase advertising for the Class B Shares, pay for promotional or sales literature and make payments to sales personnel affiliated with it for their efforts in connection with sales of Class B Shares.

The Distributor provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan.

The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time, without penalty, by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding shares of each of the Funds. The Plan may not be amended to increase materially the amount that may be spent for distribution by a Fund without the approval of a majority of the outstanding voting securities of that Fund. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Plan was adopted because of its anticipated benefit to the Funds. These anticipated benefits include increased promotion and distribution of the Funds’ shares, an enhancement in the Funds’ ability to maintain accounts and improve asset retention and increased stability of net assets for the Funds. For the fiscal year ended December 31, 2003, the Class B Shares of the Funds paid fees under the Plan according to the table below.

Shareholder Servicing Fees
Equity 500 Index Fund	$19,274
Small Cap Index Fund	$18,876
EAFE® Equity Index Fund	$3,270

Custodian and Transfer Agent

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the Funds. As custodian, it holds the Funds’ assets.

PFPC serves as transfer agent of the Trust. Under its transfer agency agreement with the Trust, PFPC maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and causes to be distributed any dividends and distributions payable by the Funds.

State Street Bank and Trust Company and PFPC may be reimbursed by the Funds for out-of-pocket expenses.

Expenses

In addition to the fees of the Advisor, the Funds are responsible for the payment of all other expenses incurred in the operation of each Fund, which include, among other things, expenses for legal and independent auditors’ services, charges of each Fund’s custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust’s Independent Trustees and officers, accounting costs for reports sent to Contract owners, each Fund’s pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trust’s officers, interest, brokerage and other trading costs, taxes, all expenses of computing each Fund’s net asset value per share, expenses involved in registering and maintaining the registration of the Funds’ shares with the SEC and qualifying each Fund for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. However, other typical Fund expenses, such as Contract owner servicing, distribution of reports to Contract owners and prospectus printing and postage, will be borne by the relevant Company.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trust and the Funds.

Independent Auditors

Ernst & Young LLP, 2001 Market Street, Philadelphia, Pennsylvania 19103, acts as independent auditors of the Trust and each Fund. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, but PFPC is not an affiliate of the Advisor. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

ORGANIZATION OF THE TRUST

The Trust was organized on January 18, 1996, under the laws of the Commonwealth of Massachusetts. Effective April 30, 2000, the Trust’s name changed from BT Insurance Funds Trust to Deutsche Asset Management VIT Funds. Effective May 19, 2003, the Trust’s name changed to Scudder Investments VIT Funds. The Funds are separate series of the Trust. The Trust offers shares of beneficial interest of the Funds and the Trust’s other series, par value $0.001 per share. The shares of the series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust’s Board of Trustees has the authority to create additional series without obtaining shareholder approval. The EAFE® Equity Index Fund, Equity 500 Index Fund and the Small Cap Index Fund each offer two classes of shares: Class A and Class B.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligation.

Through their separate accounts, the Companies are the Funds’ sole stockholders of record. Therefore under the 1940 Act, a Company owning 25% or more of the outstanding securities of a Fund is deemed to be in control of the Fund. Nevertheless, when a shareholders’ meeting occurs, each Company solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. Each Company then votes the Fund’s shares that are attributable to its Contract owners’ interests in the Funds in proportion to the voting instructions received. Each Company will vote any share that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Funds is entitled to one vote, and fractional shares are entitled to fractional votes. Fund shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Trustees.

The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval.

Each Fund is available only to owners of variable annuity or variable life insurance policies issued by the Companies through their respective separate accounts and may also be sold to certain tax qualified plans. Each Fund does not currently foresee any disadvantages to Contract owners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners. If a material irreconcilable conflict should arise, one or more separate accounts, could withdraw their investment in a Fund. This could possibly force a Fund to sell portfolio securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, in such event ongoing expenses that are ultimately borne by Contract owners would likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors.

Taxation of the Funds

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, a Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	Each Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b)	Each Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

(c)	Each Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Foreign Taxation. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the value of a Fund’s total assets consists of securities issued by foreign corporations, the Fund will be eligible to elect to pass through to shareholders their proportionate share of any foreign taxes paid. The result of such an election would be that shareholders would include in income the amount of such taxes paid, and may be entitled to take credits or deductions for such foreign taxes.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, such Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.

Tax Effects of Certain Transactions. A Fund’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other investment strategies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

A Fund’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

Each Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by such Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Variable Contract Diversification Requirements.

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts that are offered in connection with such separate accounts. The Advisor intends to diversify the Funds’ investments in accordance with those requirements. Accordingly, each Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For this purpose, obligations of the US Treasury and each US Government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner’s control of the investments of a separate account may cause the variable contract owner, rather than the separate account’s sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner’s gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as described currently in the Prospectus or that the Funds will not have to change their investment policies or goals.

Distributions

Each Fund distributes substantially all of its net investment income and net recognized long-term and short-term capital gains to shareholders each year. Each Fund distributes income dividends annually. In addition, each Fund may make additional capital gains distributions at other times, if required, to remain in compliance with the applicable tax provisions. All dividends and distributions will be automatically reinvested in additional shares of the Fund that paid the dividend or distribution. The prospectus for a Company’s variable annuity or variable life insurance policies describe the frequency of distributions to Contract owners and the federal income tax treatment of distributions from such contracts to Contract owners.

Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or corporate excise tax in the Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

FINANCIAL STATEMENTS

The audited financial statements for the Funds for the year ended December 31, 2003 are incorporated herein by reference to the Funds’ Annual Reports dated December 31, 2003. A copy of a Fund’s Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract Prospectus.

APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of long-term securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Description of Moody’s Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such, bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Caa in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Description of S&P’s Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C -The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) or MINUS (-) - The ratings from “AA” through “CC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Investment Advisor of each Fund

DEUTSCHE ASSET MANAGEMENT, INC.

Investment Sub-Advisor of each Fund

NORTHERN TRUST INVESTMENTS, N.A.

Administrator

PFPC INC.

Distributor

PFPC DISTRIBUTORS, INC.

Custodian

STATE STREET BANK AND TRUST COMPANY

Transfer Agent

PFPC INC.

Independent Auditors

ERNST & YOUNG LLP

Counsel

WILLKIE FARR & GALLAGHER LLP

No person has been authorized to give any information or to make any representations other than those contained in the Trust’s Prospectuses, its Statement of Additional Information or the Trust’s official sales literature in connection with the offering of the Trust’s shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2004

Scudder Investments VIT Funds

•	Scudder Real Estate Securities Portfolio

Scudder Investments VIT Funds (the “Trust”) is comprised of several funds. This Statement of Additional Information relates to one series of the Trust, the Scudder Real Estate Securities Portfolio (the “Portfolio”).

The Trust’s legal name changed from Deutsche Asset Management VIT Funds to Scudder Investments VIT Funds effective May 19, 2003.

The Portfolio sells shares to separate accounts of various insurance companies and may also sell to certain tax qualified plans (the “Companies”). Shares of the Portfolio are available to the public only through the purchase of certain variable annuity and variable life insurance contracts issued by the Companies and tax qualified plans (“Contract(s)”). The investment advisor of the Portfolio is Deutsche Asset Management, Inc. (the “Advisor” or “DeAM, Inc.”) and the sub-advisor is RREEF America L.L.C. (the “Sub-Advisor” or “RREEF”). The distributor of the shares of the Portfolio is Scudder Distributors, Inc. (“SDI”).

The Prospectuses for the Class A and B shares of the Portfolio, dated May 1, 2004, provide the basic information investors should know before investing in the Portfolio. This Statement of Additional Information (“SAI”), which is not a Prospectus, is intended to provide additional information regarding the activities and operations of the Trust and the Portfolio and should be read in conjunction with the Prospectuses. You may request a copy of a Prospectus or a paper copy of this SAI, if you have received it electronically, free of charge by calling the Customer Service Center at the telephone number shown in the Contract prospectus. This SAI is not an offer of the Portfolio, which can be made only with a Prospectus. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Portfolio’s Prospectuses.

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INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives

The following is a description of the Portfolio’s investment objectives. There can, of course, be no assurance that the Portfolio will achieve its investment objectives.

The Portfolio’s investment objectives are long-term capital appreciation and current income. The Portfolio invests primarily in real estate securities. Under normal circumstances, the Portfolio intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of real estate investment trusts (“REITs”) and real estate companies. The Portfolio’s 80% investment policy is non-fundamental and may be changed by the Board of Trustees on 60 days notice to shareholders.

The following is a discussion of the various types of securities and investment strategies employed by the Portfolio. Unless otherwise indicated, the Portfolio is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

Investment Policies and Techniques

In general, within the restrictions outlined here and in the Portfolio’s prospectuses, the Advisor, or, as applicable, the Sub-Advisor, has broad powers to decide how to invest Portfolio assets, including the power to hold them uninvested.

Investments are varied according to what is judged advantageous under changing economic conditions. It is the Sub-Advisor’s policy to retain maximum flexibility in management without restrictive provisions as to the proportion of one or another class of securities that may be held, subject to the investment restrictions described herein. It is the Sub-Advisor’s intention that the Portfolio generally will consist of common stocks and equity-equivalent securities. However, subject to the specific limitations applicable to the Portfolio, the Sub-Advisor may invest the assets of the Portfolio in varying amounts using other investment techniques, such as those reflected below, when such a course is deemed appropriate in order to attempt to attain the Portfolio’s investment objectives. Senior securities that are high-grade issues, in the opinion of the Advisor, also may be purchased for defensive purposes.

Current income is part of the Portfolio’s objective. As a result, a portion of the portfolio holdings of the Portfolio may consist of debt securities, but no more than 20% of net assets under normal market conditions.

So long as a sufficient number of acceptable securities are available, the Sub-Advisor intends to keep the Portfolio fully invested. However, under exceptional conditions, the Portfolio may assume a defensive position, temporarily investing all or a substantial portion of its assets in cash or short-term securities. When the Portfolio is invested for temporary defensive purposes, it may not achieve its investment objectives.

The Sub-Advisor may use stock index futures and options as a way to expose the Portfolio’s cash assets to the market while maintaining liquidity. However, the Sub-Advisor may not leverage the Portfolio, so there is no greater market risk to the Portfolio from the use of index futures and options than if it purchases stocks.

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which the Portfolio may engage (such as hedging, etc.) or a financial instrument which the Portfolio may purchase (such as options, etc.) are meant to describe the spectrum of investments that the Sub-Advisor, in its discretion, might, but is not required to, use in managing the Portfolio’s assets. The Sub-Advisor may, in its discretion, at any time, employ such practice, technique or instrument for one or more funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices,

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techniques or instruments may not be principal activities of the Portfolio, but, to the extent employed, could, from time to time, have a material impact on the Portfolio’s performance.

REITS and Real Estate Companies

The Portfolio intends to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes (calculated at the time of any investment), in equity securities of REITs and real estate companies. A company is considered to be a real estate company if, in the opinion of the Sub-Advisor, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the Portfolio are attributed to the ownership, construction, management or sale of real estate.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

Equity and Equity Equivalents

In addition to investing in common stocks, the Portfolio may invest in other equity securities and equity equivalents, including securities that permit the Portfolio to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Portfolio to benefit from the growth over time in the equity of an issuer. In addition to common stock, examples of equity securities and equity security equivalents include preferred stock, convertible preferred stock and convertible debt securities.

The Portfolio will limit its holdings of convertible debt securities to those that, at the time of purchase, are rated at least B- by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) or B3 by Moody’s Investors Service (“Moody’s”), or, if not rated by S&P and Moody’s, are of equivalent investment quality as determined by the Sub-Advisor. The Portfolio’s investments in convertible debt securities and other high-yield/high-risk, nonconvertible debt securities rated below investment-grade will comprise no more than 20% of the Portfolio’s net assets. Debt securities rated below the four highest categories are not considered “investment-grade” obligations. These securities have speculative characteristics and present more credit risk than investment-grade obligations.

Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.

Debt Securities

The Portfolio may invest in debt securities because the Portfolio has current income as a secondary investment objective. As a result, the Portfolio may invest in debt securities when the Sub-Advisor believes such securities represent an attractive investment for the Portfolio. It is intended that the Portfolio may invest in debt securities for income or as a defensive strategy when the Sub-Advisor believes adverse economic or market conditions exist.

The value of the debt securities in which the Portfolio may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities that comprise part of the Portfolio’s fixed-income portfolio will be limited primarily to “investment-grade” obligations. However, the Portfolio may invest up to 5% of its assets in “high-yield/high-risk” securities. “Investment grade” means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-Advisor. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment, but is more vulnerable to adverse economic conditions and changing circumstances.

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“High-yield” securities, sometimes referred to as “junk bonds,” are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality.

There are no credit or maturity restrictions on the fixed-income securities in which the high-yield portion of the Portfolio’s portfolio may be invested, except convertible debt must be rated at least B-/B3, as discussed above. Debt securities rated lower than Baa by Moody’s or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Portfolio are analyzed by the Sub-Advisor to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objectives of the Portfolio.

The Portfolio will not necessarily dispose of high-yield securities if the aggregate value of such securities exceeds 5% of the Portfolio’s assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the Portfolio. Rather, the Sub-Advisor will cease purchasing any additional high-yield securities until the value of such securities is less than 5% of the Portfolio’s assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the Portfolio in meeting its investment objective.

In addition, the value of the Portfolio’s investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of the Portfolio, impact the net asset value of the Portfolio’s shares.

Convertible Debt Securities

A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income with generally higher yields than common stocks. Because convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, they generally offer lower yields than non-convertible securities of similar quality. Like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

Convertible debt securities generally are subordinated to other similar but non-convertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Short Sales

The Portfolio may engage in short sales, if, at the time of the short sale, the Portfolio owns or has the right to acquire securities equivalent in kind and amount to the securities being sold short (i.e., a short sale “against the box”).

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Portfolio engages in a short sale, the collateral account will be maintained by State Street Bank and Trust Company, the Portfolio’s custodian. While the short sale is open, the Portfolio will maintain, in a segregated custodial account, an amount of securities convertible into, or exchangeable for, such equivalent securities at no additional cost. These securities would constitute the Portfolio’s long position.

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There will be certain additional transaction costs associated with short sales, but the Portfolio will endeavor to offset these costs with returns from the investment of the cash proceeds of short sales.

Derivative Securities

To the extent permitted by its investment objectives and policies, the Portfolio may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is based on or derived from a traditional security, asset or market index. Certain derivative securities are described more accurately as index structured securities. Index structured securities are derivative securities whose value or performance is linked to other equity securities (such as depository receipts), interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect the Portfolio from exposure to changing interest rates, securities prices, and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

The Portfolio may not invest in a derivative security if it would be possible for the Portfolio to lose more money than it invested, or unless the reference index or the instrument to which it relates is an eligible investment for the Portfolio.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates.

There is a range of risks associated with derivative investments, including:

•	The risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipates.

•	The possibility that there may be no liquid secondary market, or the possibility that price fluctuation limits may be imposed by the exchange on which the derivative is traded, either of which may make it difficult or impossible to close out a position when desired.

•	The risk that the other party will fail to perform its obligations.

Other Investment Companies

The Portfolio may invest up to 10% of its total assets in other mutual funds, including those of the Advisor or Sub-Advisor, provided that the investment is consistent with the Portfolio’s investment policies and restrictions. Under the 1940 Act, the Portfolio’s investment in such securities, subject to certain exceptions, currently is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Portfolio’s total assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers’ commissions. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the management fee than the Portfolio bears directly in connection with its own operations.

Repurchase Agreements

The Portfolio may invest in repurchase agreements when such transactions present an attractive short-term return on cash that is not otherwise committed to the purchase of securities pursuant to the investment policies of the Portfolio.

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A repurchase agreement occurs when, at the time the Portfolio purchases an interest-bearing obligation, the seller (a bank or a broker-dealer registered under the Securities Exchange Act of 1934) agrees to purchase it on a specified date in the future at an agreed-upon price. The repurchase price reflects an agreed-upon interest rate during the time the Portfolio’s money is invested in the security.

Because the security purchased constitutes a security for the repurchase obligation, a repurchase agreement can be considered a loan collateralized by the security purchased. The Portfolio’s risk is the ability of the seller to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Portfolio may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. To the extent the value of the security decreases, the Portfolio could experience a loss.

The Portfolio will limit repurchase agreement transactions to securities issued by the U.S. government and its agencies and instrumentalities, and will enter into such transactions with those banks and securities dealers who are deemed creditworthy pursuant to criteria adopted by the Portfolio’s Board of Trustees or its designee.

The Portfolio will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

When-Issued and Forward Commitment Agreements

The Portfolio may sometimes purchase new issues of securities on a when-issued or forward commitment basis in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 15 to 45 days later).

When purchasing securities on a when-issued or forward commitment basis, the Portfolio assumes the rights and risks of ownership, including the risks of price and yield fluctuations. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such a security may decline prior to delivery, which could result in a loss to the Portfolio. While the Portfolio will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy. In purchasing securities on a when-issued or forward commitment basis, the Portfolio will establish and maintain a segregated account consisting of cash, cash equivalents or other appropriate liquid securities until the settlement date in an amount sufficient to meet the purchase price. When the time comes to pay for the when-issued securities, the Portfolio will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the Portfolio’s payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

Restricted and Illiquid Securities

The Portfolio may, from time to time, purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”) or illiquid securities, including Rule 144A securities, when they present attractive investment opportunities that otherwise meet the Portfolio’s criteria for investment. The Portfolio may invest up to 15% of its net assets in such securities. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered restricted securities, they are not necessarily illiquid.

With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities is a question of fact for the Board of Trustees of the Portfolio to determine, based upon a consideration of the readily available trading markets and the review of any contractual restrictions. Accordingly, the Board is responsible for developing and establishing the guidelines and procedures for determining the liquidity of Rule 144A securities. As allowed by Rule 144A, the Board has delegated the day-to-day function of determining the

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liquidity of Rule 144A securities to the Sub-Advisor. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

Because the secondary market for such securities is limited to certain qualified institutional investors, the liquidity of such securities may be limited accordingly and the Portfolio may, from time to time, hold a Rule 144A or other security that is illiquid. In such an event, the Sub-Advisor will consider appropriate remedies to minimize the effect on the Portfolio’s liquidity.

Short-Term Securities

In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the portfolio, or, in some cases, for temporary defensive purposes, the Portfolio may invest a portion of its assets in money market and other short-term securities. When the Portfolio is invested for temporary defensive purposes, it may not achieve or pursue its investment objectives.

Examples of short-term securities include:

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

•	Commercial paper;

•	Certificates of deposit and euro dollar certificates of deposit;

•	Bankers’ acceptances;

•	Short-term notes, bonds, debentures or other debt instruments; and

•	Repurchase agreements.

The Portfolio may also invest up to 5% of its total assets in any money market fund, including those advised by the Sub-Advisor, and may invest up to 25% of its total assets in money market funds advised by the Advisor. See “Investment of Uninvested Cash Balances.”

Futures and Options

The Portfolio may enter into futures contracts, options on futures contracts and options on securities and indices. Generally, futures transactions may be used to:

•	Protect against a decline in market value of the Portfolio’s securities (taking a short futures position);

•	Protect against the risk of an increase in market value for securities in which the Portfolio generally invests at a time when the Portfolio is not fully invested (taking a long futures position); and

•	Provide a temporary substitute for the purchase of an individual security that may not be purchased in an orderly fashion.

Some futures and options strategies, such as selling futures, buying puts and writing calls, hedge the Portfolio’s investments against price fluctuations. Other strategies, such as buying futures, writing puts and buying calls, tend to increase market exposure.

Although other techniques may be used to control the Portfolio’s exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolio pays brokerage commissions in connection with opening and closing out futures positions, these costs are lower than the transaction costs incurred in the purchase and sale of the underlying securities.

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For example, the sale of a future by the Portfolio means the Portfolio becomes obligated to deliver the security (or securities, in the case of an index future) at a specified price on a specified date. The purchase of a future means the Portfolio becomes obligated to buy the security (or securities) at a specified price on a specified date. Futures contracts provide for the sale by one party and purchase by another party of a specific security at a specified future time and price. The Sub-Advisor may engage in futures and options transactions based on securities indices that are consistent with the Portfolio’s investment objectives. An example of an index that may be used is the S&P 500 Index. The managers also may engage in futures and options transactions based on specific securities, such as U.S. Treasury bonds or notes. Futures contracts are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the “CFTC”), a U.S. government agency.

Index futures contracts differ from traditional futures contracts in that when delivery takes place, no stocks or bonds change hands. Instead, these contracts settle in cash at the spot market value of the index. Although other types of futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date. A futures position may be closed by taking an opposite position in an identical contract (i.e., buying a contract that has previously been sold or selling a contract that has previously been bought).

Unlike the situation in which the Portfolio purchases or sells an equity security, no price is paid or received by the Portfolio upon the purchase or sale of the future. Initially, the Portfolio will be required to deposit an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. A margin deposit does not constitute margin transactions for purposes of the Portfolio’s investment restrictions. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, brokers may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account is not income producing. Subsequent payments to and from the broker, called variation margin, will be made on a daily basis as the price of the underlying securities or index fluctuates, making the future more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Portfolio as unrealized gains or losses. At any time prior to expiration of the future, the Portfolio may elect to close the position by taking an opposite position that will operate to terminate its position in the future. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

Options on Securities

The Portfolio may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio. All options written by the Portfolio are “covered.”

A call option written by the Portfolio is “covered” if the Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Portfolio in cash or liquid securities.

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When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Portfolio may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.

A put option written by the Portfolio is “covered” when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken. When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Portfolio will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Portfolio may enter into a “closing sale transaction” which involves liquidating the Portfolio’s position by selling the option previously purchased. Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.

The Portfolio may also purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held by the Portfolio at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities that the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant

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price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may enter into closing transactions in order to offset an open option position prior to exercise or expiration by selling an option it has purchased or by entering into an offsetting option. If the Portfolio cannot effect closing transactions, it may have to retain a security in its portfolio it would otherwise sell or deliver a security it would otherwise retain. The Portfolio may also purchase and sell options traded on US exchanges and, to the extent permitted by law, options traded over-the-counter.

The Portfolio may also engage in options transactions in the over-the-counter (“OTC”) market with broker-dealers who make markets in these options. The Portfolio will engage in OTC options only with broker-dealers deemed by the Sub-Advisor to be creditworthy. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from a counter party approved for these purposes by the Sub-Advisor. The Sub-Advisor will monitor the creditworthiness of dealers with whom the Portfolio enters into such options transactions.

Options on Indices

The Portfolio may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry or market segment.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

As discussed in “Options on Securities,” the Portfolio would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The Portfolio would ordinarily have a gain if the value of the index increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the index remained at or below the exercise price during the option period.

As discussed in “Options on Securities,” the Portfolio would normally purchase “protective puts” in anticipation of a decline in the market value of the relevant index. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to receive upon exercise a cash payment based on the level of the index on the exercise date. The purchase of protective puts is generally designed to offset or hedge against a decline in the market value of the index. The Portfolio would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the index.

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Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. Accordingly, successful use by the Portfolio of options on securities indices will be subject to the Sub-Advisor’s ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

Options on Futures

By purchasing an option on a futures contract, the Portfolio obtains the right, but not the obligation, to sell the futures contract (a put option) or to buy the contract (a call option) at a fixed strike price. The Portfolio can terminate its position in a put option by allowing it to expire or by exercising the option. If the option is exercised, the Portfolio completes the sale of the underlying security at the strike price. Purchasing an option on a futures contract does not require the Portfolio to make margin payments unless the option is exercised.

Although it does not currently intend to do so, the Portfolio may write (or sell) call options that obligate it to sell (or deliver) the option’s underlying instrument upon exercise of the option. While the receipt of option premiums would mitigate the effects of price declines, the Portfolio would give up some ability to participate in a price increase on the underlying security. If the Portfolio were to engage in options transactions, it would own the futures contract at the time a call was written and would keep the contract open until the obligation to deliver it pursuant to the call expired.

Risks Related to Futures and Options Transactions

Futures and options prices can be volatile, and trading in these markets involves certain risks. If the Sub-Advisor utilizes a hedge at an inopportune time or judges interest rate or equity market trends incorrectly, futures and options strategies may lower the Portfolio’s return.

The Portfolio could suffer losses if it is unable to close out its position because of an illiquid secondary market. Futures contracts may be closed out only on an exchange that provides a secondary market for these contracts, and there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. Consequently, it may not be possible to close a futures position when the Sub-Advisor considers it appropriate or desirable to do so. In the event of adverse price movements, the Portfolio would be required to continue making daily cash payments to maintain its required margin. If the Portfolio had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when the Sub-Advisor would not otherwise elect to do so. In addition, the Portfolio may be required to deliver or take delivery of instruments underlying futures contracts it holds. The Sub-Advisor will seek to minimize these risks by limiting the contracts entered into on behalf of the Portfolio to those traded on national futures exchanges and for which there appears to be a liquid secondary market.

The Portfolio could suffer losses if the prices of its futures and options positions were poorly correlated with its other investments, or if securities underlying futures contracts purchased by the Portfolio had different maturities than those of the portfolio securities being hedged. Such imperfect correlation may give rise to circumstances in which the Portfolio loses money on a futures contract at the same time that it experiences a decline in the value of its hedged portfolio securities. The Portfolio also could lose margin payments it has deposited with a margin broker, if, for example, the broker became bankrupt.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. However, the daily limit governs only price movements during a particular trading day and, therefore, does not limit potential losses. In addition, the daily limit may prevent liquidation of unfavorable positions. Futures contract prices have occasionally

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moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolio generally will only purchase or write such an option if the Sub-Advisor believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless the Sub-Advisor believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio’s holdings may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio’s activities in index options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Restrictions on the Use of Futures Contracts and Options

The Portfolio is operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who are not subject to registration and regulation under that Act. To the extent required by law, the Portfolio will segregate cash or securities on its records in an amount sufficient to cover its obligations under the futures contracts and options.

Non-diversification

The Portfolio is classified as a non-diversified management investment company under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Portfolio’s assets in the securities of a small number of issuers may cause the Portfolio’s share price to fluctuate more than that of a diversified fund.

Lending of Portfolio Securities. The Portfolio has the authority to lend up to 331/3% of the total value of its securities. The Portfolio may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Portfolio. The Portfolio may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the Securities and Exchange Commission (“SEC”) thereunder, which currently require that (a) the borrower pledge and maintain with the Portfolio collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time, and (d) the Portfolio receives reasonable interest on the loan (which may include the Portfolio investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Portfolio’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

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At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Portfolio may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Investment of Uninvested Cash Balances. The Portfolio may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions or dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an exemptive order issued by the SEC, the Portfolio may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and the Scudder Cash Management QP Trust, or entities for which the Advisor may act as investment advisor now or in the future that operate as cash management investment vehicles but are excluded from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the “Central Funds”) in excess of the limitations of Section 12(d)(1) of the 1940 Act. Investment by the Portfolio in shares of the Central Funds will comply with Rule 2a-7 under the 1940 Act and will be in accordance with the Portfolio’s investment policies and restrictions.

The Portfolio will invest Uninvested Cash in Central Funds only to the extent that the Portfolio’s aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchases and sales of shares of Central Funds are made at net asset value.

Additional Risk Factors

In addition to the risks discussed above, the Portfolio’s investments may be subject to the following risk factors:

Rating Services. The ratings of Moody’s and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of investments, the Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the security from its holdings, but the Sub-Advisor will consider such an event in its determination of whether the Portfolio should continue to hold the security. A description of the ratings categories of Moody’s and S&P is set forth in the Appendix to this SAI.

Investment Restrictions

Except as otherwise indicated, the Portfolio’s investment objectives and policies are not fundamental and may be changed without a vote of shareholders. If there is a change in the Portfolio’s investment objectives, shareholders should consider whether the Portfolio remains an appropriate investment in light of their financial position and needs. There can be no assurance that the Portfolio’s objectives will be met.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the following restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the Portfolio’s net assets will not be considered in determining whether it has complied with its investment restrictions.

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Fundamental policies:

The following investment restrictions are fundamental policies of the Portfolio and may not be changed without the approval of a majority of the outstanding voting securities of the Portfolio which, under the 1940 and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Portfolio are present in person or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Portfolio.

(1)	Senior Securities. The Portfolio may not issue senior securities, except as permitted under the 1940 Act.

(2)	Borrowing. The Portfolio may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the Portfolio’s total assets.

(3)	Lending. The Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio’s total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objectives, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

(4)	Real Estate. The Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

(5)	Underwriting. The Portfolio may not act as an underwriter of securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

(6)	Commodities. The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, provided that this limitation shall not prohibit the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

(7)	Control. The Portfolio may not invest for purposes of exercising control over management.

Other Investment Policies. The Portfolio has voluntarily adopted certain policies and restrictions, which are observed in the conduct of the Portfolio’s affairs. These nonfundamental policies represent the intentions of the Trustees based upon current circumstances. Nonfundamental policies may be changed by the Trustees without shareholder approval.

Nonfundamental policies:

(a)	Borrowings. The Portfolio may not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the Portfolio.

(b)	Liquidity. The Portfolio may not purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

(c)	Short Sales. The Portfolio may not sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

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(d)	Margin. The Portfolio may not purchase securities on margin, except to obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(e)	Futures and Options. The Portfolio may enter into futures contracts, and write and buy put and call options relating to futures contracts. The Portfolio may not, however, enter into leveraged futures transactions if it would be possible for the Portfolio to lose more money than it invested.

(f)	Concentration. The Portfolio may not invest 25% or more of its total assets in securities of companies principally engaged in any one industry, except that the Portfolio may invest without limitation in securities of companies engaged principally in the real estate industry.

The 1940 Act imposes additional restrictions on acquisition by the Portfolio of securities issued by insurance companies, broker-dealers, underwriters or investment advisors, and on transactions with affiliated persons as defined in the 1940 Act. It also defines and forbids the creation of cross and circular ownership. Neither the SEC nor any other agency of the federal or state government participates in or supervises the management of the Portfolio or its investment practices or policies.

For purposes of determining industry groups in connection with this restriction, the SEC ordinarily uses the Standard Industry Classification codes developed by the U.S. Office of Management and Budget. The Portfolio monitors industry concentration using a more restrictive list of industry groups than that recommended by the SEC. The Advisor believes that these classifications are reasonable and are not so broad that the primary economic characteristics of the companies in a single class are materially different. The use of these restrictive industry classifications may, however, cause the Portfolio to forgo investment possibilities that may otherwise be available to it under the 1940 Act.

Portfolio Name. The Portfolio plans, under normal circumstances, to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of REITs and companies engaged in the real estate industry, as the Portfolio’s name suggests. The Portfolio will measure the percentage at the time an investment is made. If market fluctuations or shareholder actions cause the Portfolio’s investments to fall below this percentage, the Portfolio will act to remedy the situation as promptly as possible, normally within three business days. However, the Portfolio will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Sub-Advisor believes such action may expose the Portfolio to losses or unreasonable risks of loss. Also, the Portfolio may occasionally depart from this percentage, to respond to unusually large cash inflows or redemptions, or to avoid losses caused by adverse market, economic, political or other conditions.

The Portfolio will provide its shareholders with at least 60 days’ prior notice of any change in the Portfolio’s 80% policy described above.

Portfolio Turnover

Although the Portfolio does not intend to invest for the purpose of seeking short-term profits, securities in the Portfolio may be sold whenever the Sub-Advisor believes it is appropriate to do so in light of the investment objectives of the Portfolio and without regard to the length of time a particular security may have been held. A 100% annual turnover rate would occur, for example, if all portfolio securities (excluding short-term obligations) were replaced once in a period of one year, or if 10% of the portfolio securities were replaced ten times in one year. High portfolio turnover ratio (100% or more) may result in higher brokerage commissions, as well as other transaction costs. For the fiscal period ended December 31, 2003, the portfolio turnover rate for the Portfolio was 10%.

The Portfolio’s annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the Portfolio’s holdings during the year, excluding U.S. Government securities and securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

Information concerning portfolio holdings of a Scudder Fund as of month end is available upon request no earlier than the 16th day after month end. Please call Scudder Investments at 1-800-778-1482 to make such a request.

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Portfolio Transactions and Brokerage Commissions

Subject to the general supervision of the Board of Trustees, the Sub-Advisor makes decisions with respect to, and places orders for all purchases and sales of, securities, including the allocation of brokerage for the Portfolio.

In executing portfolio transactions, the primary objective of the Sub-Advisor is to obtain the best net results for the Portfolio, taking into account such factors, among others, as price, commission (where applicable ), size of the order, difficulty of execution and skill required of the executing broker-dealer. The Sub-Advisor seeks to evaluate the overall reasonableness of brokerage commissions paid in comparison to commissions charged on comparable transactions, as well as by comparing commissions paid by the Portfolio to reported commissions paid by others. The Sub-Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

The Sub-Advisor, pursuant to the sub-advisory agreement, selects broker-dealers in accordance with guidelines established by the Trust’s Board of Trustees from time to time and in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended. In assessing the terms available for any transaction, the Sub-Advisor considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the sub-advisory agreement authorizes the Sub-Advisor, subject to the periodic review of the Trust’s Board of Trustees, to cause the Portfolio to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Sub-Advisor to the Portfolio. Such brokerage and research services may consist of pricing information, reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

Supplemental research information utilized by the Sub-Advisor is in addition to, and not in lieu of, services required to be performed by the Sub-Advisor and does not reduce the sub-advisory fee payable to the Sub-Advisor. The Trustees will periodically review the commissions paid by the Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Portfolio. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts of the Sub-Advisor for which investment discretion is exercised. Conversely, the Portfolio may be the primary beneficiary of the research or services received as a result of security transactions effected for such other account or investment company.

When it can be done consistently with the policy of obtaining the most favorable net results, the Sub-Advisor may place orders with broker-dealers who supply research services to the Advisor, Sub-Advisor or the Portfolio. The term “research services” may include, but is not limited to, advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Sub-Advisor is authorized when placing portfolio transactions, if applicable, for the Portfolio to pay a brokerage commission in excess of that which another broker-dealer might charge for executing the same transaction on account of execution services and the receipt of research services. The Sub-Advisor has negotiated arrangements, which are not applicable to most fixed income transactions, with certain broker-dealers pursuant to which a broker-dealer will provide research services to the Sub-Advisor in exchange for the direction by the Sub-Advisor of brokerage transactions to the broker-dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. Although certain research services from broker-dealers may be useful to the Portfolio and to the Sub-Advisor, it is the opinion of the Sub-Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Sub-Advisor’s staff. Such information may be useful to the Sub-Advisor in providing services to clients other than the Portfolio and not all such information is used by the Sub-Advisor in connection with the Portfolio. Conversely, such

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information provided to the Sub-Advisor by broker-dealers through whom other clients of the Sub-Advisor effect securities transactions may be useful to the Sub-Advisor in providing services to the Portfolio.

It is likely that the broker-dealers selected based on the foregoing considerations will include firms that also sell shares of the Scudder Funds to their customers. However, the Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Scudder Funds.

Deutsche Bank AG or one of its subsidiaries or affiliates may act as one of the agents of the Fund in the purchase and sale of portfolio securities, options or futures transactions when, in the judgment of the Advisor or the sub-advisor, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers or futures commission merchants. As a broker for the Portfolio, Deutsche Bank AG or its affiliates may receive brokerage commissions or other transaction-related compensation from the Portfolio.

Investment decisions for the Portfolio and for other investment accounts managed by the Sub-Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned, in other cases it is believed to be beneficial to the Portfolio. To the extent permitted by law, the Sub-Advisor may aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other investment companies or accounts in executing transactions.

Pursuant to procedures determined by the Trustees and subject to the general policies of the Portfolio and Section 17(e) of the 1940 Act, the Sub-Advisor may place securities transactions with brokers with whom the Advisor or Sub-Advisor is affiliated (“Affiliated Brokers”).

Section 17(e) of the 1940 Act limits to “the usual and customary broker’s commission” the amount which can be paid by the Portfolio to an Affiliated Broker acting as broker in connection with transactions effected on a securities exchange. The Board, including a majority of the Trustees who are not “interested persons” of the Fund or the Advisor or the sub-advisor, has adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 promulgated thereunder to ensure that the broker’s commission is “reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time”.

For the fiscal period ended December 31, 2003, the Portfolio paid brokerage commissions in the amount of $9,031. During the fiscal year ended December 31, 2003, none of these brokerage commissions were paid to affiliated brokers.

VALUATION OF SECURITIES; REDEMPTIONS AND PURCHASES IN KIND

Valuation of Securities

The net asset value of shares of the Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the “Exchange”) on each day the Exchange is open for trading (the “Value Time”). The Exchange is

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scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Portfolio attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Portfolio because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the relevant exchange or over-the-counter (“OTC”) market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect bid prices), if available, and otherwise at the average of the most recent bid quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m. Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

Following the valuation of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of US dollars is calculated by converting the Local Currency into US dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board-approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Portfolio’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned

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by the Portfolio is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Portfolio’s Board and overseen primarily by the Portfolio’s Pricing Committee.

Purchase and Redemption of Shares

The Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“Exchange”) is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Portfolio’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the SEC may by order permit for the protection of the Portfolio’s shareholders.

Shares of the Portfolio will be continuously offered to each Company’s separate accounts at the net asset value per share next determined after a proper purchase request has been received by the Company. The Company then offers to Contract owners units in its separate accounts which directly correspond to shares in the Portfolio. Each Company submits purchase and redemption orders to the Portfolio based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to the Company by such Contract owners. Contract owners can send such instructions and requests to the Companies by first class mail, overnight mail or express mail sent to the address set forth in the relevant Company’s offering memorandum included with the Portfolio’s prospectuses. The Portfolio and SDI reserve the right to reject any purchase order for shares of the Portfolio.

Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each day the Portfolio determines its net asset value. At the close of each such business day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals which are to be effected as of the close of business on that day will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as the close of business on the following business day.

Payment for redeemed shares will ordinarily be made within seven (7) business days after the Portfolio receives a redemption order from the relevant Company. The redemption price will be the net asset value per share next determined after the Company receives the Contract owner’s request in proper form.

The Portfolio may suspend the right of redemption or postpone the date of payment during any period when trading on the NYSE is restricted, or the NYSE is closed for other than weekends and holidays; when an emergency makes it not reasonably practicable for the Portfolio to dispose of assets or calculate its net asset value; or as permitted by the SEC.

The prospectus for the Company’s variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such annuity or policy.

Redemptions and Purchases in Kind

The Trust, on behalf of the Portfolio, reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust, and valued as they are for purposes of computing the Portfolio’s net asset value (a

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redemption in kind). If payment is made to the Portfolio shareholder in securities, the shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of the Portfolio, has elected however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Portfolio is obligated to redeem shares with respect to any one investor during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Portfolio at the beginning of the period.

The Portfolio may, at its own option, accept securities in payment for shares. The securities delivered in payment for shares are valued by the method described under “Valuation of Securities” as of the day the Portfolio receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Advisor and Sub-Advisor, appropriate investments for the Portfolio. In addition, securities accepted in payment for shares must: (i) meet the investment objectives and policies of the Portfolio; (ii) be acquired by the Portfolio for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value that is readily ascertainable as evidenced by a listing on a stock exchange, or OTC market or by readily available market quotations from a dealer in such securities. When securities are used as payment for shares or as a redemption in kind from the Portfolio, the transaction fees outlined below will not be assessed. However, the shareholder will be charged the costs associated with receiving or delivering the securities. These costs include security movement costs and taxes and registration costs. The Portfolio reserves the right to accept or reject at its own option any and all securities offered in payment for its shares.

TRUSTEES AND OFFICERS

The overall business and affairs of the Trust and the Portfolio is managed by the Board of Trustees. The Board approves all significant agreements between the Portfolio and persons or companies furnishing services to the Trust, including the Trust’s agreements with its investment advisor, sub-advisor, distributor, custodian and transfer agent. The Board of Trustees and the executive officers are responsible for managing the Trust’s affairs and for exercising the Trust’s powers except those reserved for the shareholders and those assigned to the Advisor or other service providers. Each Trustee holds office until he or she resigns, is removed or a successor is elected and qualified. Each officer is elected to serve until he or she resigns, is removed or a successor has been duly elected and qualified.

The following information is provided for each Trustee and Officer of the Trust and the Portfolio’s Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee who is not an “interested person” of the Trust and Portfolio (as defined in the 1940 Act) (an “Independent Trustee”). Information for each Non-Independent Trustee (“Interested Trustee”) follows. The Interested Trustees are considered to be interested persons as defined by the 1940 Act because of their employment with either the Portfolio’s advisor and/or underwriter. The mailing address for the Trustees and Officers with respect to the Trust’s operations is One South Street, Baltimore, Maryland, 21202.

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The following individuals hold the same position with the Portfolio and the Trust.

Independent Trustees

Name, Date of Birth, Position with the Portfolio and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm (September 2002–present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (September 1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991–1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985–1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998–February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996–June 2001) and Anchor Gaming (gaming software and equipment) (March 1999 –December 2001).	68

S. Leland Dill 3/28/30 Trustee since 2002	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956–June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989–May 1992), Coutts (USA) International (January 1992–March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991–March 1999); General Partner, Pemco (investment company) (June 1979–June 1986).	66

Martin J. Gruber 7/15/37 Trustee since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996–January 2000); Director, S.G. Cowen Mutual Funds (January 1985– January 2001).	66

Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Soundview Technology Group Inc. (investment banking) (July 1998 to January 2004) and Director, Circon Corp.[3] (medical instruments) (November 1998–January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987–1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985–1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976–1985).	66

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Name, Date of Birth, Position with the Portfolio and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard J. Herring 2/18/46 Trustee since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000).	66

Graham E. Jones 1/31/33 Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66

Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present).	66

Philip Saunders, Jr. 10/11/35 Trustee since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting)(1987–1988); President, John Hancock Home Mortgage Corporation (1984–1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982–1986).	66

William N. Searcy 9/03/46 Trustee since 2002	Private investor since October 2003; Trustee of 18 open–end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989).	66

Robert H. Wadsworth 1/29/40 Trustee since 2002

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999– June 2002). President, Investment Company Administration, L.L.C. (January 1992*–July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990–January 2002); Vice President, Professionally Managed Portfolios (May 1991–January 2002) and Advisors Series Trust (October 1996–January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		69

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Interested Trustee

Name, Date of Birth, Position with the Portfolio and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman and Trustee since 2002. Chief Executive Officer since 2003.	Managing Director, Deutsche Investment Management Americas Inc. (2003–present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), (registered investment company); Director, Scudder Global Opportunities Funds (since 2003); Director/Officer, Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); Formerly, Director CABEI Fund (2000 to 2003), North American Income Fund (2000 to 2003) (registered investment companies), ISI Family of Funds (registered investment company; 4 funds overseen) (1992–1999).	202

Officers

Name, Date of Birth, Position with the Portfolio and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Brenda Lyons[5] 2/21/63 President since 2003	Managing Director, Deutsche Asset Management.

Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000).

Charles A. Rizzo[5] 8/5/57 Treasurer and Chief Financial Officer since 2002	Director, Deutsche Asset Management (April 2000 to present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993–1998).

John Millette[5] 8/23/62 Secretary since 2003	Director, Deutsche Asset Management.

Daniel O. Hirsch 3/27/54 Assistant Secretary since 2003	Managing Director, Deutsche Asset Management (2002–present) and Director, Deutsche Global Funds Ltd. (2002–present). Formerly, Director, Deutsche Asset Management (1999–2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998–1999); Assistant General Counsel, United States Securities and Exchange Commission (1993–1998).

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Name, Date of Birth, Position with the Portfolio and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Caroline Pearson[5] 4/1/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.

Bruce A. Rosenblum 9/14/60 Vice President since 2003 and Assistant Secretary since 2002	Director, Deutsche Asset Management.

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Lucinda Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

Kathleen Sullivan D’Eramo[5] 1/27/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.

[1]	Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.

[2]	Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Investments VIT Funds of which this Portfolio is a series.

[3]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the “1934 Act”).

[4]	Mr. Hale is a Trustee who is an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of the Advisor and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.

[5]	Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds similar positions for other investment companies for which DeAM, Inc. or an affiliate serves as the advisor.

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Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Kenneth Murphy:	Vice President
Caroline Pearson:	Secretary

Trustee Ownership in the Portfolio1

Trustee	Dollar Range of Beneficial Ownership in the Portfolio	Aggregate Dollar Range of Ownership as of 12/31/03 in all Funds Overseen by Trustee in the Fund Complex[2]
Independent Trustees:

Richard R Burt	None	over $100,000
S. Leland Dill	None	over $100,000
Martin J. Gruber	None	over $100,000
Joseph R. Hardiman	None	over $100,000
Richard J. Herring	None	over $100,000
Graham E. Jones	None	over $100,000
Rebecca W. Rimel	None	over $100,000
Philip Saunders, Jr.	None	over $100,000
William N. Searcy	None	over $100,000
Robert H. Wadsworth	None	over $100,000

Interested Trustee

Richard T. Hale	None	over $100,000

[1]	The amount shown includes share equivalents of funds which the board member is deemed to be invested pursuant to the Trust’s deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

[2]	Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where the Trustee’s economic interest is tied to the securities, employment ownership and securities when the Trustee can exert voting power and when the Trustee has authority to sell the securities. The dollar ranges are: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, over $100,000.

Ownership in Securities of The Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

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Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Richard R. Burt		None
S. Leland Dill		None
Martin J. Gruber		None
Joseph R. Hardiman		None
Richard Herring		None
Graham E. Jones		None
Rebecca W. Rimel		None
Philip Saunders, Jr.		None
William N. Searcy		None
Robert H. Wadsworth		None

As of April 6, 2004, the Trustees and officers of the Trust owned, as a group, less than 1% percent of the outstanding shares of the Portfolio.

To the Portfolio’s knowledge, as of April 6, 2004, no person owned of record or beneficially 5% or more of any class of the Portfolio’s outstanding shares, except as noted below.

As of April 6, 2004, 966,990.301 shares in the aggregate, or 80.71% of the outstanding shares of Scudder Real Estate Securities Portfolio Class B Shares were held in the name of The Manufacturers Life Insurance Company (USA), 500 Boylston St, Suite 400, Boston, MA 02116-3740, who may be deemed to be the beneficial owner of certain of these shares.

As of April 6, 2004, 100,000 shares in the aggregate, or 8.29% of the outstanding shares of Scudder Real Estate Securities Portfolio Class B Shares were held in the name of SSC Investment Corp, ATTN: V Ramtakah, 345 Park Avenue, Floor 26, New York, NY 10154-0004, who may be deemed to be the beneficial owner of certain of these shares.

As of April 6, 2004, 95,831.418 shares in the aggregate, or 7.95% of the outstanding shares of Scudder Real Estate Securities Portfolio Class B Shares were held in the name of Travelers Life & Annuity Company, 1 City Place, Hartford, CT 06103-3408, who may be deemed to be the beneficial owner of certain of these shares.

Information Concerning Committees and Meetings of Trustees

The Board of Trustees of the Trust met six times during the calendar year ended December 31, 2003 and each Trustee attended at least 75% of the meetings of the Board and meetings of the committees of the Board of Trustees on which such Trustee served.

Board Committee. The Trust’s Board currently has the following committees:

Audit and Compliance Committee. The Audit and Compliance Committee selects the independent auditors for the Portfolio, confers with the independent auditors regarding the Portfolio’s financial statements, the results of audits and related matters, and performs such other tasks as it deems necessary or appropriate. The Audit and Compliance Committee approves all significant services proposed to be performed by the independent auditors and considers the possible effect of such services on their independence. The members of the Audit and Compliance Committee are S. Leland Dill (Chair) and all of the Independent Trustees. The Audit Committee met seven times during the calendar year ended December 31, 2003.

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Nominating and Governance Committee. The primary responsibilities of the Nominating and Governance Committee, consisting of all the Independent Trustees, are to make recommendations to the Board on issues related to the composition and operation of the Board, and communicate with management on those issues. The Nominating and Governance Committee also evaluates and nominates Board member candidates. The Nominating and Governance Committee, which meets as often as deemed appropriate by the Committee, met once during the calendar year ended December 31, 2003.

* Portfolio shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two International Place, Boston, MA 02110.

Valuation Committee. The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of securities held by the Portfolio in accordance with the Portfolio’s Valuation Procedures. Messrs. Hale, Saunders and Wadsworth are members of the Committee with Messrs. Burt, Dill, Gruber, Hardiman, Herring, Jones, Searcy and Ms. Rimel as alternates. Two Trustees are required to constitute a quorum for meetings of the Valuation Committee. The Valuation Committee met four times during the calendar year ended December 31, 2003.

Additional Committees. On February 25, 2003, the Board of Trustees organized a Fixed Income Committee, an Equity Committee and an Operations Committee. The members of the Fixed Income Committee are Messrs. Jones and Searcy and Ms. Rimel. The members of the Equity Committee are Messrs. Burt, Gruber, Hardiman and Herring. The members of the Operations Committee are Messrs. Dill, Saunders and Wadsworth. The Fixed Income, Equity and Operations Committees periodically review the investment performance and operations of the Portfolio. The Fixed Income Committee met five times, the Equity Committee met five times and the Operations Committee met eight times during the calendar year ended December 31, 2003.

Remuneration. Officers of the Portfolio receive no direct remuneration from the Portfolio. Officers and Trustees of the Portfolio who are officers or Trustees of Deutsche Asset Management or the Advisor may be considered to have received remuneration indirectly. Each Trustee who is not an “interested person” of the Portfolio receives compensation from the Portfolio for his or her services, which includes an annual retainer fee and an attendance fee for each Board meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board meetings). Additionally, each Independent Trustee receives a fee for each telephonic Audit Committee or Board meeting in which he or she participates. Each Independent Trustee also may receive a fee for certain special committee meetings attended. In addition, the Chair of the Audit and Compliance Committee receives an annual fee for his services.

Members of the Board of Trustees who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following table shows compensation received by each Trustee from the Trust and the Portfolio and aggregate compensation from the Fund Complex during the calendar year 2003.

Name of Trustee	Compensation from the Portfolio	Pension or Retirement Benefits Accrued as Part of Portfolio Expenses	Total Compensation Paid to Trustee from the Portfolio and the Fund Complex[1]
Richard R. Burt	$170	$0	$168,640
S. Leland Dill	$170	$0	$141,000
Martin J. Gruber	$170	$0	$140,939
Richard T. Hale	$0	$0	$0
Joseph R. Hardiman[2]	$170	$0	$136,000
Richard J. Herring[2]	$170	$0	$139,390
Graham E. Jones	$170	$0	$136,000
Rebecca W. Rimel[2]	$170	$0	$142,780
Philip Saunders, Jr. [2]	$170	$0	$135,000
William N. Searcy	$170	$0	$136,000
Robert H. Wadsworth	$170	$0	$170,000

[1]	During calendar year 2003, the total number of funds overseen by each Trustee was 68 funds except for Messrs. Burt (70 funds), Gruber (69 funds), Hale (201 funds), and Wadsworth (71 funds).

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[2]	Of the amounts payable to Ms. Rimel and Messrs. Hardiman, Herring and Saunders, $124,889, $48,150, $33,803 and $122,498, respectively, was deferred pursuant to a deferred compensation plan.

Certain funds in the Fund Complex, including this Portfolio, have adopted a Retirement Plan for Trustees who are not employees of the Trust, the Trust’s Administrator or its respective affiliates (the “Retirement Plan”). After completion of six years of service, each participant in the Retirement Plan will be entitled to receive an annual retirement benefit equal to a percentage of the fee earned by the participant in his or her last year of service. Upon retirement, each participant will receive annually 10% of such fee for each year that he or she served after completion of the first five years, up to a maximum annual benefit of 50% of the fee earned by the participant in his or her last year of service. The fee will be paid quarterly, for life, by the fund for which he or she serves. The Retirement Plan is unfunded and unvested. Such fees are allocated to each of the 25 funds that have adopted the Retirement Plan based upon the relative net assets of such fund.

Set forth in the table below are the estimated annual benefits payable to a participant upon retirement assuming various years of service and payment of a percentage of the fee earned by such participant in his or her last year of service, as described above. The approximate credited years of service at December 31, 2001 were as follows: for Ms. Rimel, 6 years; for Mr. Hardiman, 3 years; and for Mr. Burt and Mr. Wadsworth, 2 years.

Estimated Annual Benefits Payable By Fund Complex Upon Retirement

Years of Service	Chairmen of Audit and Executive Committees	Other Participants
6 years	$4,900	$3,900
7 years	$9,800	$7,800
8 years	$14,700	$11,700
9 years	$19,600	$15,600
10 years or more	$24,500	$19,500

Effective February 12, 2001, the Board of Trustees of the Trust, as well as the Portfolio participating in the Retirement Plan, voted to amend the Plan as part of an overall review of the compensation paid to Trustees. The amendments provided that no further benefits would accrue to any current or future Trustees and included a one time payment of benefits accrued under the Plan to Trustees, as calculated based on the following actuarial assumptions: (1) retirement benefits at the later of age 65 or 10 years of service based on a 10% per year of service vesting schedule; (2) a 6% interest rate; and (3) rounding all calculations to the next whole year as of January 31, 2001. At each Trustee’s election, this one-time payment could be transferred into the Deferred Compensation Plan, described below.

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Any Trustee who receives fees from the Portfolio is permitted to defer 50% to 100% of his or her annual compensation pursuant to a Deferred Compensation Plan. Messrs. Burt, Wadsworth, Hardiman, and Ms. Rimel have each executed a Deferred Compensation Agreement. Currently, the deferring Trustees may select from among certain funds in the Scudder Family of funds in which all or part of their deferral account shall be deemed to be invested. Distributions from the deferring Trustees’ deferral accounts will be paid in cash, in generally equal quarterly installments over a period of ten years.

Board Consideration of the Investment Advisory and Sub-Advisory Contracts

In approving the Investment Advisory Agreement between the Trust and the Advisor with respect to the Portfolio, the Board of Trustees, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services to be provided and any additional benefits to be received by the Advisor or its affiliates in connection with providing services to the Portfolio, compared the fees charged to the Portfolio to those paid by similar funds or clients for comparable services, and analyzed the expenses expected to be incurred by the Advisor with respect to the Portfolio. Specifically, the Board noted benefits potentially accruing to the Advisor and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Advisor, as well as the Advisor’s research arrangements with brokers who execute transactions on behalf of the Portfolio.

In approving the Sub-Advisory Agreement between the Advisor and the Sub-Advisor with respect to the Portfolio, the Board of Trustees, including the Independent Trustees, considered the reasonableness of the sub-advisory fee in light of the extent and quality of the sub-advisory services to be provided and any additional benefits to be received by the Sub-Advisor or its affiliates in connection with providing services to the Portfolio, compared the sub-advisory fees to be paid by the Advisor with respect to the Portfolio to those paid by similar funds or clients for comparable services, and analyzed the expenses expected to be incurred by the Sub-Advisor with respect to the Portfolio. After requesting and reviewing such information as they deem necessary, the Board concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement were in the best interests of the Portfolio and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining to approve the Investment Advisory and Sub-Advisory Agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process.

The Investment Advisory Agreement is dated April 30, 2003, and has an initial term of two years and continues in effect thereafter from year to year if such continuance is specifically approved at least annually by the Trust’s Board of Trustees or by a majority of the outstanding voting securities of the Portfolio and in either event, by a majority of the Independent Trustees of the Trust’s Board who have no direct or indirect financial interest in such agreements with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board approved the continuation of the Investment Advisory Agreement on August 21, 2003. The Agreement may be terminated by the Trust or the Advisor with 60 days’ written notice. The Agreement will terminate automatically in the event of an assignment.

The Sub-Advisory Agreement is dated May 1, 2003, and has an initial term of two years and continues in effect thereafter from year to year if such continuance is specifically approved at least annually by the Trust’s Board of Trustees or by a majority of the outstanding voting securities of the Portfolio and in either event, by a majority of the Independent Trustees of the Trust’s Board who have no direct or indirect financial interest in such agreements with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board approved the continuation of the Investment Sub-Advisory Agreement on August 21, 2003. The Agreement may be terminated by the Trust or the Sub-Advisor with 60 days’ written notice. The Agreement will terminate automatically in the event of an assignment.

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Code of Ethics

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Trust’s Code of Ethics permits access persons of the Portfolio to invest in securities for their own accounts, but requires compliance with the Code’s preclearance requirements, subject to certain exceptions. In addition, the Trust’s Code provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Portfolio in the same security. The Trust’s Code prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Portfolio’s Advisor and SDI have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Consolidated Code”). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Portfolio for their own accounts, subject to compliance with the Consolidated Code’s preclearance requirements. Among other things, the Consolidated Code also provides for trading “blackout periods” that prohibit trading by personnel within periods of trading by the Portfolio in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Portfolio’s Sub-Advisor has also adopted a Code of Ethics in compliance with Rule 17j-1. Among other provisions, the Sub-Advisor’s Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any real estate securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership, without the prior approval of the Portfolio’s compliance officer.

Investment Advisor and Sub-Advisor

Under the supervision of the Board of Trustees, DeAM, Inc., with offices at 345 Park Avenue, New York, NY 10154, acts as the Portfolio’s investment advisor. The Advisor is an indirect wholly owned subsidiary of Deutsche Bank AG (“Deutsche Bank”), an international commercial and investment banking group. Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The Advisor, subject to the supervision and direction of the Board of Trustees of the Trust, manages the Portfolio in accordance with the Portfolio’s investment objectives and stated investment policies.

The Investment Advisory Agreement provides for the Advisor to receive an annual fee, accrued daily and paid monthly, from the Portfolio of 0.90% of the first $250 million of the Portfolio’s average daily net assets, 0.875% of the next $250 million of such assets, 0.85% of the next $500 million of such assets, 0.825% of the next $1.5 billion of such assets, and 0.80% of such assets exceeding $2.5 billion. The Advisor has contractually agreed to waive its fees and to reimburse the Portfolio for certain expenses so that expenses for the Portfolio’s Class A and B Shares will not exceed 1.10% and 1.50%, respectively, until April 30, 2005. The Advisor may recoup any of its waived investment advisory fees within the following three years if the Portfolio is able to make the repayment without exceeding its current expense limits. Such waivers by the Advisor are contractual.

For the fiscal period ended December 31, 2003 the Advisor earned $26,235, as compensation for investment advisory services provided to the Portfolio. During the same period, the Advisor reimbursed $18,545 to the Portfolio to cover expenses.

For the Portfolio, DeAM, Inc. has delegated all its advisory responsibilities to RREEF, the Sub-Advisor, provided that DeAM, Inc. continues to supervise the performance of RREEF and report thereon to the Portfolio’s Board of Trustees. The Sub-Advisor is responsible for managing the investment operations of the Portfolio and the composition of the Portfolio’s holdings of securities and other investments. As compensation for its services, under the Sub-Advisory Agreement, RREEF is entitled to an annual rate, paid monthly, of 0.45% of the first $100 million of the Portfolio’s average daily net assets, 0.40% of the next $100 million of such assets, and 0.35% of such assets

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exceeding $200 million. RREEF is paid by DeAM, Inc. and not the Portfolio. RREEF, with offices located at 875 North Michigan Avenue, Suite 4100, Chicago, IL 60611, is an indirect wholly owned subsidiary of Deutsche Bank.

For the fiscal period ended December 31, 2003 the Sub-Advisor earned $13,285.55, as compensation for investment advisory services provided to the Portfolio.

The Portfolio is managed by a team of investment professionals who each play an important role in the Portfolio’s management process. Team members work together to develop investment strategies and select securities for the Portfolio. This team works for the Sub-Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Sub-Advisoror its affiliates believes its team approach benefits Portfolio investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of the Portfolio, as well as team members who have other ongoing management responsibilities for the Portfolio, are identified in the Portfolio’s prospectus, as of the date of the Portfolio’s prospectus. Composition of the team may change over time, and Portfolio shareholders will be notified of changes affecting individuals with primary Portfolio management responsibility.

Administrator

Investment Company Capital Corp. (“ICCC”), One South Street, Baltimore, MD 21202, serves as the Administrator to the Portfolio. Under the administration agreement, the administrator is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust and the Portfolio reasonably deem necessary for the proper administration of the Trust or Portfolio. The Administrator will generally assist in all aspects of the Portfolio’s operations; supply and maintain office facilities (which may be in ICCC’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide monitoring reports and assistance regarding compliance with Declaration of Trust, by-laws, investment objectives and policies and with Federal and state securities laws; arrange for appropriate insurance coverage; calculate net asset values, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. ICCC has entered into a sub-accounting agreement with Scudder Fund Accounting Corp. (“SFAC”), a wholly owned subsidiary of Deutsche Bank. Under the agreement, SFAC performs accounting services and other related services to the Portfolio.

Pursuant to a sub-accounting agreement between SFAC and State Street Bank and Trust Company, SFAC has delegated certain accounting functions to State Street Corp. The costs and expenses of such delegation are borne by ICCC, not by the Portfolio.

Under the Administrative Agreement, the Portfolio pays ICCC an annual fee based on the Portfolio’s average daily net assets. This fee is calculated and accrued daily and the amounts of the daily accruals are paid monthly, at the annual rate of 0.12% of the Portfolio’s average daily net assets.

The Administrative Agreement may be terminated at any time, on waivable written notice within 60 days and without any penalty, by vote of the Portfolio’s Board of Trustees or by the Administrator.

For the fiscal period ended December 31, 2003, the ICCC administrative fees of $3,500., of which the entire amount was waived.

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Distributor

Scudder Distributors, Inc. (“SDI” or the “Distributor”), 222 South Riverside Plaza, Chicago, IL 60606, an affiliate of the Advisor, is the distributor for the Portfolio. SDI serves as the distributor for the Portfolio’s shares to separate accounts of the Companies, for which it receives no separate fee from the Portfolio.

Distribution Plan. The Trust has adopted a distribution plan with SDI for the Portfolio (the “Plan”). The Plan permits the Portfolio to pay the Distributor for remittance directly or indirectly to a participating dealer, shareholder servicing agent, life insurance company or other applicable party a fee in an amount not to exceed 0.25% of the average daily net assets of the Portfolio’s Class B shares under a Fund Participation Agreement, Service Agreement, Sub-Distribution Agreement, or other similar agreement which provides for investment in Class B shares.

Pursuant to the Plan, SDI is authorized to pay for anything reasonably designed to enhance sales or retention of shareholders and for the provision of services to shareholders of the Trust, including but not limited to: purchasing advertising for the shares, payment for promotional or sales literature and payments to sales personnel affiliated with it for their efforts in connection with sales of shares.

SDI provides the Trustees for their review, on a quarterly basis, a written report of the amounts expended under the Plan.

The Plan is subject to annual approval by the Trustees. The Plan is terminable at any time, without penalty, by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding Class B shares of the Portfolio. The Plan may not be amended to increase materially the amount that may be spent for distribution by the Class B shares of the Portfolio without the approval of a majority of the outstanding voting securities of the Class B shares of the Portfolio. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried-forward distribution expenses.

The Plan was adopted because of its anticipated benefit to the Portfolio. These anticipated benefits include increased promotion and distribution of the Portfolio’s shares, an enhancement in the Portfolio’s ability to maintain accounts and improve asset retention and increased stability of net assets for the Portfolio.

For the fiscal period ended December 31, 2003 the Class B Shares of the Portfolio paid 12b-1 and Shareholders Servicing Fees under the Plan according to the table below:

	12b-1 Fee	Shareholder Services Fee
Class B	$7,287	$4,372

The entire amount of the 12b-1 fee and Shareholder Services Fee was waived.

Custodian and Transfer Agent

State Street Bank and Trust Company (“SSBT”), 225 Franklin Street, Boston, Massachusetts 02110, serves as Custodian for the Trust. As Custodian, SSBT holds the Portfolio’s assets.

Scudder Investments Service Company (“SISC”), with headquarters at 222 South Riverside Plaza, Chicago, IL 60606, serves as the transfer agent of the Portfolio. Under its transfer agency agreement with the Portfolio, SISC maintains the shareholder account records for the Portfolio, handles certain communications between shareholders and the Portfolio and causes to be distributed any dividends and distributions payable by the Portfolio. SISC is an indirect, wholly owned subsidiary of Deutsche Bank AG.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Portfolio.

SSBT and SISC may be reimbursed by the Portfolio for out-of-pocket expenses.

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Technically, the shareholders of the Portfolio are the Companies that offer the Portfolio as an investment option for certain variable annuity contracts and variable life insurance policies, and tax-qualified plans. Effectively, ownership of Portfolio shares is passed through to Contract holders. The holders of the shares of the Portfolio on the records of the Trust are the Companies and no information concerning the Portfolio holdings of specific Contract holders is maintained by the Trust. The Companies place orders for the purchase and redemption of Portfolio shares with the Trust reflecting the investment premiums paid, surrender and transfer requests and other matters on a net basis; they maintain all records of the transactions and holdings of Portfolio shares and distributions thereon for individual Contract holders; and they prepare and mail to Contract holders confirmations and periodic account statements reflecting such transactions and holdings.

The Portfolio may compensate certain Companies for record keeping and other administrative services performed with regard to holdings of Class B shares as an expense of the Class B shares. These fees are included within the “Other Expenses” category in the fee table for the Portfolio in the Class B shares prospectus (see ‘How Much Investors Pay’). In addition, the Advisor may, from time to time, pay from its own resources certain Companies for record keeping and other administrative services related to Class A and B shares of the Portfolio held by such Companies on behalf of their Contract holders.

Expenses

In addition to the fees of the Advisor, the Portfolio is responsible for the payment of all other expenses incurred in its operation, which include, among other things, expenses for legal and independent auditors’ services, charges of the Portfolio’s custodian and transfer agent, SEC fees, a pro rata portion of the fees of the Trust’s Independent Trustees and officers, accounting costs for reports sent to Contract owners, the Portfolio’s pro rata portion of membership fees in trade organizations, a pro rata portion of the fidelity bond coverage for the Trusts interest, brokerage and other trading costs, taxes, all expenses of computing the Portfolio’s net asset value per share, expenses involved in registering and maintaining the registration of the Portfolio’s shares with the SEC and qualifying the Portfolio for sale in various jurisdictions and maintaining such qualification, litigation and other extraordinary or non-recurring expenses. Other expenses such as Contract owner servicing, distribution of reports to Contract owners and prospectus printing and postage will be borne by the relevant Company.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Trust and the Portfolio.

Independent Auditors

Ernst & Young LLP, 200 Clarendon Street Boston, MA, 02116 acts as independent auditors of the Trust and the Portfolio a Ernst & Young LLP audits the financial statements of the Portfolio and provides other audit, tax and related services.

Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Proxy Voting Guidelines

The Portfolio has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Portfolio has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Portfolio’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Portfolio, and the interests of the Advisor and its affiliates, including the Portfolio’s principal underwriter.

The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

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•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Portfolio’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

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ORGANIZATION OF THE TRUST

The Trust was organized on January 18, 1996, under the laws of the Commonwealth of Massachusetts. Effective April 30, 2000, the Trust’s name was changed from BT Insurance Funds Trust to Deutsche Asset Management VIT Funds and effective on May 19, 2003, the Trust’s name was changed to Scudder Investments VIT Funds. The Portfolio is a separate series of the Trust. The Trust offers shares of beneficial interest of the Portfolio and the Trust’s other series, par value $0.001 per share. The shares of the other series of the Trust are offered through separate Prospectuses. No series of shares has any preference over any other series. All shares, when issued, will be fully paid and nonassessable. The Trust’s Board of Trustees has the authority to create additional series without obtaining shareholder approval. The EAFE® Equity Index Fund, Equity 500 Index Fund, the Small Cap Index Fund, and the Portfolio each offers two classes of shares: Class A and Class B shares.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligation.

Through their separate accounts, the Companies are the Portfolio’s sole stockholders of record. Therefore, under the 1940 Act, a Company owning 25% or more of the outstanding securities of the Portfolio is deemed to be in control of the Portfolio. Nevertheless, when a shareholders’ meeting occurs, each Company solicits and accepts voting instructions from its Contract owners who have allocated or transferred monies for an investment in the Portfolio as of the record date of the meeting. Each Company then votes the Portfolio’s shares that are attributable to its Contract owners’ interests in the Portfolio in proportion to the voting instructions received. Each Company will vote any shares that it is entitled to vote directly due to amounts it has contributed or accumulated in its separate accounts in the manner described in the prospectuses for its variable annuities and variable life insurance policies.

Each share of the Portfolio is entitled to one vote, and fractional shares are entitled to fractional votes. The Portfolio’s shares have non-cumulative voting rights, so the vote of more than 50% of the shares can elect 100% of the Trustees.

The Trust is not required, and does not intend, to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval.

The Portfolio is only available to owners of variable annuity or variable life insurance policies issued by the Companies through their respective separate accounts and may also be sold to certain tax qualified plans. The Portfolio does not currently foresee any disadvantages to Contract owners arising from offering its shares to variable annuity and variable life insurance policy separate accounts simultaneously, and the Board of Trustees monitors events for the existence of any material irreconcilable conflict between or among Contract owners. If a material irreconcilable conflict should arise, one or more separate accounts could withdraw their investment in the Portfolio. This could possibly force the Portfolio to sell securities at disadvantageous prices. Each Company will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts if such action becomes necessary; however, in such event ongoing expenses that are ultimately borne by Contract owners would likely increase due to the loss of economies of scale benefits that can be provided to mutual funds with substantial assets.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Portfolio. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors.

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Taxation of the Portfolio

The Portfolio has elected to be treated as a regulated investment company under Subchapter M of the Code and has qualified as such since its inception. The Portfolio intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Portfolio level. In order to qualify as a regulated investment company, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

(a)	The Portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

(b)	The Portfolio must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Portfolio’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses.

(c)	The Portfolio is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

If for any taxable year the Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, the Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Portfolio is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Portfolio during the prior calendar year. Although the Portfolio’s distribution policies should enable it to avoid excise tax liability, the Portfolio may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Portfolio.

Tax Effects of Certain Transactions. The Portfolio’s use of options, futures contracts, forward contracts (to the extent permitted) and certain other investment strategies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

The Portfolio’s investment in zero coupon bonds and other debt obligations having original issue discount may cause the Portfolio to recognize taxable income in excess of any cash received from the investment.

Under current law, the Portfolio serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Portfolio if either: (1) the Portfolio invests in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits

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(“REMICs”); or (2) shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). The Portfolio may invest in REITs that hold residual interests in REMICs.

The Portfolio’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

The Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Variable Contract Diversification Requirements

The Code and Treasury Department regulations promulgated thereunder require that mutual funds that are offered through insurance company separate accounts must meet certain diversification requirements to preserve the tax-deferred benefits provided by the variable contracts that are offered in connection with such separate accounts. The Sub-Advisor intends to diversify the Portfolio’s investments in accordance with those requirements. Accordingly, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For this purpose, obligations of the US Treasury and each US Government agency or instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract owner’s control of the investments of a separate account may cause the variable contract owner, rather than the separate account’s sponsoring insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract owner’s gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as described currently in the Prospectuses or that the Portfolio will not have to change its investment policies or goals.

Distributions

The Portfolio distributes substantially all of its net investment income and net recognized long term and short-term capital gains to shareholders each year. The Portfolio distributes income dividends annually. In addition, the Portfolio and may make additional capital gains distributions at other times, if required, to remain in compliance with the applicable tax provisions. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio. The prospectus for a Company’s variable annuity or variable life insurance policies describe the frequency of distributions to Contract owners and the federal income tax treatment of distributions from such Contracts to Contract owners.

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Other Taxation

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Portfolio is liable for any income or corporate-excise tax in the Commonwealth of Massachusetts, provided that the Portfolio continues to qualify as a regulated investment company under Subchapter M of the Code.

FINANCIAL STATEMENTS

The audited financial statements for the Portfolio for the fiscal year ended December 31, 2003, are incorporated herein by reference to the Portfolio’s Annual Report dated December 31, 2003. A copy of the Portfolio’s Annual Report may be obtained without charge by contacting the Customer Service Center at the telephone number shown in the contract Prospectus or plan documents.

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APPENDIX

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of long-term securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

Description of Moody’s Corporate Bond Ratings:

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both (good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest-rated class of bonds and issued so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through Caa in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

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Description of S&P’s Corporate Bond Ratings:

AAA - Debt rated AAA has the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB - Debt rate BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) or MINUS (-) - The ratings from “AA” through “CC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Description of Commercial Paper Ratings:

Commercial paper rated A-1 by the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

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The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investor Services (“Moody’s”). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Fitch, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1+ reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

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Investment Advisor

DEUTSCHE ASSET MANAGEMENT, INC.

Investment Sub-Advisor

RREEF AMERICA L.L.C.

Administrator

INVESTMENT COMPANY CAPITAL CORP.

Distributor

SCUDDER DISTRIBUTORS, INC.

Custodian

STATE STREET BANK AND TRUST COMPANY

Transfer Agent

SCUDDER INVESTMENTS SERVICE COMPANY

Independent Auditors

ERNST & YOUNG LLP

Counsel

WILLKIE FARR & GALLAGHER LLP

No person has been authorized to give any information or to make any representations other than those contained in the Trust’s Prospectuses, its Statements of Additional Information or the Trust’s official sales literature in connection with the offering of the Trust’s shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. Neither the Prospectuses nor this SAI constitutes an offer in any state in which, or to any person to whom, such offer may not lawfully be made.